Exhibit 10.11

EXECUTION COPY

PLEDGE AND SECURITY AND INTERCREDITOR AGREEMENT

THIS PLEDGE AND SECURITY AND INTERCREDITOR AGREEMENT (as it may be amended or modified from time to time, this “Agreement”) is entered into as of October 6, 2005 by and among Newton Acquisition, Inc., a Delaware corporation (“Holdings”), Newton Acquisition Merger Sub., Inc., a Delaware corporation (“Merger Sub” and, prior to the Merger, the “Borrower”), The Neiman Marcus Group, Inc., a Delaware corporation (“Neiman Marcus”, and after the Merger, the “Borrower”), the Subsidiary Parties (as defined below) from time to time party hereto and Credit Suisse, in its capacity as administrative agent and collateral agent for the Secured Parties (as defined below) (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

Reference is hereby made to (a) the Credit Agreement dated as of the date hereof providing for a term loan facility in an aggregate principal amount of $1,975,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), among Holdings, Merger Sub, the Subsidiaries of Neiman Marcus from time to time party thereto and Credit Suisse, as administrative agent, and (b) the Indenture dated as of May 27, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Notes Indenture”), between Neiman Marcus and The Bank of New York, as trustee (in such capacity, the “Existing Notes Trustee”), pursuant to which the Borrower’s 7.125% Debentures due 2028 in an initial aggregate principal amount of $125,000,000 (the “2028 Debentures”) and the Borrower’s 6.65% Senior Notes due 2008 in an initial aggregate principal amount of $125,000,000 (the “2008 Notes”) were issued.

Pursuant to the Term Loan Credit Agreement, the Grantors are entering into this Agreement in order to induce the Term Loan Lenders to enter into and extend credit to the Borrower under the Term Loan Credit Agreement and to secure the Term Loan Obligations.

Pursuant to the Existing Notes Indenture, the Borrower may not secure the Term Loan Obligations with any Existing Notes Designated Collateral unless the Borrower shall have made effective provision to secure the 2028 Debentures and the 2008 Notes equally and ratably with the Term Loan Obligations for as long as such obligations are secured by any Existing Notes Designated Collateral.

ACCORDINGLY, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1.                                   Terms Defined in Term Loan Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Credit Agreement.

Section 1.2.                                   Terms Defined in UCC.  Terms defined in the UCC that are not otherwise defined in this Agreement are used herein as defined in the UCC.

Section 1.3.                                   Definitions of Certain Terms Used Herein.  As used in this Agreement, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Aggregate Term Loan Credit Exposure” means, at any time, the aggregate principal amount of loans outstanding under the Term Loan Credit Agreement at such time.

“Article” means a numbered article of this Agreement, unless another document is specifically referenced.

“Bankruptcy Proceeding” means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Commercial Tort Claim” shall have the meaning set forth in Article 9 of the UCC.

“Consignment Inventory” means any Inventory held by a Grantor on a consignment basis, which Inventory is not owned by a Grantor (and would not be reflected on a consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with GAAP).

“Consignment Proceeds” means any proceeds from the sale of any Consignment Inventory, solely to the extent that such proceeds are identifiable proceeds from the sale of Consignment Inventory and that the Borrower identifies such proceeds as such through a method of tracing reasonably satisfactory to the Agent.

 “Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Credit Agreement Event of Default” means any “Event of Default”, as defined in the Term Loan Credit Agreement.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” means a Credit Agreement Event of Default or an Existing Notes Event of Default.

“Excluded Assets” means

(a)                                  the Specified Credit Card Receivables, any Specified Credit Card Payments and any Specified In-Store Credit Card Payments;

(b)                                 the HSBC Credit Card Receivables Accounts;

(c)                                  more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary;

(d)                                 any Domestic Subsidiary that is taxed as a partnership for federal income tax purposes that holds Equity Interests of a Foreign Subsidiary whose Equity Interests are pledged pursuant to this Security Agreement;

(e)                                  any Margin Stock;

(f)                                    Equity Interests in Kate Spade LLC, Gurwitch Products, L.L.C. and Willow Bend Beverage Corporation;

(g)                                 any intercompany Indebtedness of (i) the Borrower or any Subsidiary that is a Loan Party owing to a Subsidiary that is a Loan Party, (ii) a Subsidiary that is a Loan Party owing to the Borrower or (iii) any Subsidiary that is not a Loan Party owing to the Borrower or owing to a Subsidiary that is a Loan Party (in the case of (iii), other than such Indebtedness that is Indebtedness for borrowed money and has a principal amount of $5,000,000 or more);

(h)                                 subject to Section 11.16(d), any Equity Interests to the extent that a pledge of such Equity Interests would give rise to additional subsidiary reporting requirements under Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act of 1934;

(i)                                     any Consignment Inventory and any Consignment Proceeds;

(j)                                     any Leased-Department Inventory and any Leased-Department Proceeds;

(k)                                  any leases, licenses, rights or other agreements contained within the Collateral to which any Grantor is a party or any of its rights or interests are subject thereto to the extent and solely to the extent that the proximate result of the grant of such security interest shall be to (1) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest in such Grantor therein, or (2) create a situation under which such Grantor shall be deemed to have breached or terminated pursuant to the terms of, or defaulted under, any such Collateral; and in each case under clauses (1) and (2) above such abandonment, invalidation, unenforceability, breach, termination or default would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles or equity; provided, however, that the Excluded Assets shall not include, and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability, breach, termination or default shall be remedied and to the extent severable, shall attach immediately to, any portion of such lease, license, right or agreement that does not result in any of the consequences specified in (1) or (2) above; and

(l)                                     assets that are acquired by any Grantor with the proceeds of Indebtedness incurred pursuant to Section 6.01(b)(vi) of the Term Loan Credit Agreement and that are subject to a purchase money Lien in favor of the lenders under such Indebtedness; provided, however, that the aggregate purchase price paid for the acquisition of such assets shall not exceed $75,000,000 in the aggregate.

 “Exhibit” refers to a specific exhibit to this Agreement, unless another document is specifically referenced.

 “Existing Notes Designated Collateral” means (a) any “Principal Property” (as such term is defined in the Existing Notes Indenture) of the Borrower or any Restricted Subsidiary (as defined in the Existing Notes Indenture) and (b) any Equity Interests or indebtedness of any Subsidiary of the Borrower.  For the avoidance of doubt, Existing Notes Designated Collateral does not include (i) any Equity Interests of the Borrower or (ii) any Excluded Assets.

“Existing Notes Event of Default” means any “Event of Default”, as defined in the Existing Notes Indenture.

“Existing Notes Indenture” has the meaning set forth in the Preliminary Statement.

“Existing Notes Obligations” means the 2008 Notes Obligations and the 2028 Debenture Obligations.

“Existing Notes Trustee” means The Bank of New York, in its capacity as trustee under the Existing Notes Indenture.

“Existing Notes Secured Parties” means the 2008 Notes Secured Parties and the 2028 Debentures Secured Parties.

“Fixture” shall have the meaning set forth in Article 9 of the UCC.

“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Grantors” means Holdings, the Borrower and the Subsidiary Parties.

“HSBC Credit Card Receivables Accounts” means the deposit accounts # 001846205 held at HSBC Bank USA, N.A. and # 08806372312 held at JPMorgan Chase Bank, containing proceeds of Specified Credit Card Receivables, which account is owned by the Borrower but controlled by HSBC and the ownership of which is anticipated to be transferred to HSBC in the first or second calendar quarter of 2006.

 “Instrument” shall have the meaning set forth in Article 9 of the UCC.

“Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of the date hereof, among Holdings, the Borrower, the Subsidiaries from time to time party thereto, the Revolving Facility Agent and the Agent, as amended, modified or supplemented from time to time.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Leased-Department Inventory” means any Inventory relating to a leased department within one of the Grantors’ retail stores, which Inventory is not owned by a Grantor (and would not be reflected on a consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with GAAP).

“Leased-Department Proceeds” means any proceeds from the sale of any Leased-Department Inventory, solely to the extent that such proceeds are identifiable proceeds from the sale of Leased-Department Inventory and that the Borrower identifies such proceeds as such through a method of tracing reasonably satisfactory to the Agent.

“Letter-of-Credit Right” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights, or (3) Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Obligations” means the Term Loan Obligations and the Existing Notes Obligations.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to:  (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Perfection Certificate”  means a certificate substantially in the form of Exhibit I completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

“Permitted Liens” means the “Permitted Liens” as defined in the Term Loan Credit Agreement.

“Pledged Collateral” means all Instruments, Securities and other Investment Property owned by any Grantor, other than any Instruments, Securities or Investment Property that is an Excluded Asset (for so long and to the extent such exclusion is applicable), whether or not physically delivered to the Agent pursuant to this Agreement.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money (other than the Specified Credit Card Receivables) that are General Intangibles or that are otherwise included as Collateral.

“Required Secured Parties” means (a) prior to an acceleration of the Term Loan Obligations under the Term Loan Credit Agreement, the “Required Lenders” as defined in the Term Loan Credit Agreement (with any loans under the Term Loan Credit Agreement and unused commitments thereunder held by the Borrower or any of its Affiliates being excluded for such purpose), (b) after an acceleration of the Term Loan Obligations under the Term Loan Credit Agreement but prior to the date upon which the Term Loan Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Term Loan Lenders holding in the aggregate loans under the Term Loan Credit Agreement representing more than 50% of the Aggregate Term Loan Credit Exposure (with any such loans held by the Borrower or any of its Affiliates being excluded for this purpose), and (c) after the Term Loan Credit Agreement has terminated by its terms and all of the Term Loan Obligations thereunder have been paid in full (whether or not the Term Loan Obligations under the Term Loan Credit Agreement were ever accelerated), Term Loan Lenders holding in the aggregate at least a majority of the aggregate net Secured Hedging Obligations then due and unpaid from the Grantors to the Term Loan Lenders under Hedge Agreements, as determined by the Term Loan Agent in its reasonable discretion.

“Revolving Facility Agent” means Deutsche Bank Trust Company Americas, in its capacity as administrative agent and collateral agent under the Revolving Facility Credit Agreement.

“Revolving Facility Credit Agreement” means the Credit Agreement dated the date hereof among Holdings, the Borrower, the Subsidiary Parties and the Revolving Facility Agent, as amended, restated supplemented or otherwise modified from time to time.

“Revolving Facility First Lien Collateral Transition Date” has the meaning set forth in the Intercreditor Agreement.

“Section” means a numbered section of this Agreement, unless another document is specifically referenced.

“Secured Parties” means the Term Loan Secured Parties and the Existing Notes Secured Parties.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Specified Credit Card Receivables” means the Accounts, Documents and other rights or claims to receive money which are General Intangibles and that have been or from time to time are sold or otherwise transferred to (i) HSBC pursuant to the HSBC Arrangements or (ii) any third party pursuant to any Permitted Replacement Credit Card Program.

“Specified Credit Card Payments” means any payments by the holder of a private label credit card subject to the HSBC Arrangements or any Permitted Replacement Credit Card Program to the issuer of such credit card that are (i) in the case of the HSBC Arrangements, made to a HSBC Credit Card Receivables Accounts or (ii) in the case of any Permitted Replacement Credit Card Program, made to any account of a Grantor prior to the transition of ownership of such account to the applicable third party in connection with the establishment of the applicable Permitted Replacement Credit Card Program.

“Specified In-Store Credit Card Payments” means any payments made in-person by customers in respect of private label credit cards subject to the HSBC Arrangements or any Permitted Replacement Credit Card Program in one of the Grantors’ retail stores, solely to the extent that such payments are identifiable payments from the holders of such private label credit cards and that the Borrower identifies such payments as such through a method of tracing reasonably satisfactory to the Agent.

 “Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Subsidiary Parties” means (a) the Subsidiaries identified on Exhibit J hereto, (b) NM Nevada Trust, a Massachusetts business trust, and (c) each other Domestic Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the date hereof, in accordance with Section 11.14 herein and Section 5.11 of the Term Loan Credit Agreement.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the UCC.

“Term Loan Credit Agreement” has the meaning set forth in the Preliminary Statement.

“Term Loan/Notes Documents” has the meaning set forth in the Intercreditor Agreement.

“Term Loan Lenders” means the “Lenders” under and as defined in the Term Loan Credit Agreement.

“Term Loan Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, on the loans under the Term Loan Credit Agreement and (ii) all other monetary obligations of the Borrower or any other Grantor to any of the Term Loan Secured Parties under the Term Loan Credit Agreement and each of the Term Loan Security Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower or any other Grantor to any of the Term Loan Secured Parties under or pursuant to the Term Loan Credit Agreement and each of the Term Loan Security Documents and (c) the due and punctual payment and performance of all the obligations of the Borrower and each other Grantor to any of the Term Loan Secured Parties under this Agreement and each of the Term Loan Security Documents.

“Term Loan Secured Parties” means (a) the Term Loan Lenders, (b) the Agent, (c) each counterparty to any Hedge Agreement with a Loan Party the obligations under which constitute Secured Hedge Obligations, (d) each beneficiary of any indemnification obligation undertaken by the Borrower or any other Grantor under any Term Loan/Notes Document and (e) the successors and assigns of each of the foregoing.

“Term Loan Security Documents” shall have the meaning set forth in the Intercreditor Agreement.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“2008 Notes Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, on the 2008 Notes (ii) and all other monetary obligations of the Borrower or any other Grantor to any of the 2008 Notes Secured Parties under the Existing Notes Indenture and each of the Term Loan Security Documents related thereto, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower or any other Grantor to any of the 2008 Notes Secured Parties under or pursuant to the Existing Notes Indenture and each of the Term Loan Security Documents related thereto and (c) the due and punctual payment and performance of all the obligations of each other Grantor to any of the 2008 Notes Secured Parties under this Agreement and each of the Term Loan Security Documents related thereto.

“2008 Notes Secured Parties” means (a) the holders of the 2008 Notes, (b) each beneficiary of any indemnification obligation undertaken by the Borrower or any other Grantor under any Existing Notes Indenture and (c) the successors and assigns of each of the foregoing.

“2028 Debentures Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, on the 2028 Debentures and (ii) all other monetary obligations of the Borrower or any other Grantor to any of the 2028 Debentures Secured Parties under the Existing Notes Indenture and each of the Term Loan Security Documents related thereto, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower or any other Grantor to any of the 2028 Debentures Secured Parties under or pursuant to the Existing Notes Indenture and each of the Term Loan Security Documents related thereto and (c) the due and punctual payment and performance of all the obligations of each other Grantor to any of the 2028 Debentures Secured Parties under this Agreement and each of the Term Loan Security Documents related thereto.

“2028 Debentures Secured Parties” means (a) the holders of the 2028 Debentures, (b) each beneficiary of any indemnification obligation undertaken by the Borrower or any other Grantor under any Existing Notes Indenture and (c) the successors and assigns of each of the foregoing.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and regardless of where located (all of which are collectively referred to as the “Collateral”), including:

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               all Copyrights, Patents and Trademarks;

(iv)                              all Documents;

(v)                                 all Equipment;

(vi)                              all Fixtures;

(vii)                           all General Intangibles;

(viii)                        all Goods;

(ix)                                all Instruments;

(x)                                   all Inventory;

(xi)                                all Investment Property;

(xii)                             all cash or cash equivalents;

(xiii)                          all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)                         all Deposit Accounts with any bank or other financial institution;

(xv)                            all Commercial Tort Claims as specified from time to time in Exhibit E; and

(xvi)                         all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Obligations.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Collateral” include or the security interest attach to any Excluded Asset.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Grantors, jointly and severally, represent and warrant to the Agent, for the benefit of the Secured Parties, that:

Section 3.1.                                   Title, Perfection and Priority.  Each Grantor has good and valid rights in, or the power to transfer the Collateral and title to, the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except Permitted Liens, and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto.  When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit G, the Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing under the Uniform Commercial Code in effect in the applicable jurisdiction, subject only to Permitted Liens and to the terms of the Intercreditor Agreement.

Section 3.2.                                   Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of each Grantor, its jurisdiction of organization, the organizational number issued to it by its jurisdiction of organization and its federal employer identification number are set forth on Exhibit A.

Section 3.3.                                   Principal Location.  Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed on Exhibit A.

Section 3.4.                                   Collateral Locations.  Each location where Collateral is located as of the date hereof (except for Inventory in transit) is listed on Exhibit A.  All of said locations are owned by a Grantor except for locations (i) that are leased by a Grantor as lessee and designated in Part III(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part III(c) of Exhibit A.

Section 3.5.                                   Bailees, Warehousemen, Etc.  Exhibit B hereto sets forth a list, as of the date hereof, of each bailee, warehouseman and other third party in possession or control of any Inventory of any Grantor (except for Inventory in transit) and specifies as to each bailee, warehouseman or other third party whether the value of the Inventory, at cost, possessed or controlled by such bailee, warehouseman or other third party exceeds $2,500,000.

Section 3.6.                                   Exact Names.  The name in which each Grantor has executed this Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.  No Grantor has, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation (other than, in the case of the Borrower, the Merger) except as disclosed in the Perfection Certificate.

Section 3.7.                                   Letter-of-Credit Rights and Chattel Paper.  Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of each Grantor.  All actions necessary or desirable to protect and perfect the Agent’s Lien under the laws of the United States, on each item listed on Exhibit C (including the delivery of all originals as required hereunder) has been duly taken by each Grantor. The Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Permitted Liens and to the terms of the Intercreditor Agreement.

Section 3.8.                                   Accounts and Chattel Paper.  The names of the obligors, amounts owing, due dates and other information with respect to each Grantor’s Accounts and Chattel Paper that are Collateral are and will be correctly stated, at the time furnished, in all records of such Grantor relating thereto and in all invoices furnished to the Agent by such Grantor from time to time.

Section 3.9.                                   Intellectual Property.  No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth on Exhibit D.  This Agreement is effective to create a valid and continuing Lien under the UCC and the laws of the United States and, upon filing of appropriate financing statements in the offices listed on Exhibit G and this Agreement with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests under the UCC and the laws of the United States (subject to the terms of the Intercreditor Agreement) in favor of the Agent for the ratable benefit of the Secured Parties on the Patents, Trademarks and Copyrights of the Grantors, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Grantors; and all action necessary or desirable under the UCC and the laws of the United States to protect and perfect the Agent’s Lien on the Patents, Trademarks or Copyrights of the Grantors shall have been duly taken.

Section 3.10.                             No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral that has not lapsed or been terminated naming a Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Agent on behalf of the Secured Parties as the secured party and (b) Permitted Liens.

Section 3.11.                             Pledged Collateral.

(a)                                  Exhibit F sets forth a complete and accurate list of all of the Pledged Collateral and the percentage of the total issued and outstanding Equity Interests of the issuer represented thereby (except any Equity Interests in respect of which a Grantor owns less than 10% of the Equity Interests of the issuer of such Equity Interests).  Each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit F as being owned by it, free and clear of any Liens, except for the security interest granted to the Agent for the ratable benefit of the Secured Parties hereunder and Permitted Liens.  Each Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Agent so that the Agent may take steps to perfect its security interest therein as a General Intangible, (iii) it shall have used commercially reasonable efforts to ensure that all Pledged Collateral held by a securities intermediary is covered by a control agreement among the applicable Grantor, the securities intermediary and the Agent pursuant to which the Agent has Control and (iv) all Pledged Collateral that represents Indebtedness owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b)                                 (i) None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by the Grantors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery and performance of this Agreement by the Grantors, or for the exercise by the Agent of the voting or other rights provided for in this Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)                                  Except as set forth on Exhibit F, none of the Pledged Collateral which represents Indebtedness owed to a Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

Section 3.12.                             Commercial Tort Claims.  As of the date hereof, no Grantor holds any Commercial Tort Claims having a value in excess of $1,000,000 for which such Grantor has filed a complaint in a court of competent jurisdiction, except as indicated on Exhibit E hereto.

Section 3.13.                             Perfection Certificate.  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the date hereof.

ARTICLE IV
COVENANTS

From the date hereof, and thereafter until this Agreement is terminated, each Grantor agrees that:

Section 4.1.                                   General.

(a)                                  Collateral Records.  Each Grantor will maintain complete and accurate books and records as is consistent with its practices as of the date hereof in all material respects with respect to the Collateral, and furnish to the Agent such reports relating to the Collateral as the Agent shall from time to time reasonably request.

(b)                                 Authorization to File Financing Statements; Ratification.  Each Grantor hereby authorizes the Agent to file, and if requested will deliver to the Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first priority (subject to the terms of the Intercreditor Agreement) perfected security interest in and, if applicable, Control of, the Collateral.  Any financing statement filed by the Agent may be filed in any filing office in any applicable Uniform Commercial Code jurisdiction and may (i) indicate the Collateral (1) as all assets of the applicable Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates.  Each Grantor also agrees to furnish any such information to the Agent promptly upon request.  Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)                                  Further Assurances.  Each Grantor will, if reasonably requested by the Agent, but not more frequently than once per quarter, furnish to the Agent statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Agent may reasonably request, all in such detail as the Agent may reasonably specify.  Each Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Agent in the Collateral and the priority thereof against any Lien other than Permitted Liens.

(d)                                 Disposition of Collateral.  No Grantor will sell, lease, transfer or otherwise dispose of the Collateral except for sales, leases, transfers and other dispositions specifically permitted pursuant to the terms of the Term Loan Credit Agreement.

(e)                                  Liens.  No Grantor will create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Agreement and (ii) Permitted Liens.

(f)                                    Other Financing Statements.  No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except to cover security interests that are Permitted Liens. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.  Without limiting the foregoing, each Grantor shall use its commercially reasonable efforts to ensure that any financing statement filed by any Person with respect to Consignment Inventory shall clearly indicate that such financing statement relates to a consignment transaction with respect to such Consignment Inventory between the applicable Grantor and such Person.

(g)                                 Change of Name, Etc.  Each Grantor agrees to furnish to the Agent prompt written notice of any change in:  (i) such Grantor’s name; (ii) the location of such Grantor’s chief executive office or its principal place of business; (iii) such Grantor’s organizational legal entity designation or jurisdiction of incorporation or formation; (iv) such Grantor’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its jurisdiction of incorporation or formation; or (v) the acquisition by such Grantor of any material property for which additional filings or recordings are necessary to perfect and maintain the Agent’s security interest therein (to the extent perfection of the security interest in such property is required by the terms hereof).  Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or other applicable law that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected, first priority security interest (subject to the terms of the Intercreditor Agreement and to Permitted Liens that have priority by operation of applicable law) in the Collateral for its benefit and the benefit of the other Secured Parties.

(h)                                 Compliance with Terms.  Each Grantor will perform and comply in all material respects with all obligations in respect of the Collateral and all material agreements relating to the Collateral to which it is a party or by which it is bound.

Section 4.2.                                   Receivables.

(a)                                  Certain Agreements on Receivables.  No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, any Grantor may reduce the amount of Accounts, whether from the sale of Inventory or otherwise, in accordance with its present policies and in the ordinary course of business.

(b)                                 Collection of Receivables.  Except as otherwise provided in this Agreement, each Grantor will collect and enforce, in accordance with its present policies and in the ordinary course of business, all amounts due or hereafter due to such Grantor under the Receivables.

(c)                                  Electronic Chattel Paper.  If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Agent thereof and, at the request of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent Control under UCC Section 9-105 of such Electronic Chattel Paper or control (to the extent the meaning of “control” has not been clearly established under such provisions, “control” in this paragraph (c) to have such meaning as the Agent shall in good faith specify in writing after consultation with the Borrower) under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Agent agrees with such Grantor that the Agent will arrange, pursuant to procedures reasonably satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of Control or control, as applicable, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in Control to allow without loss of Control or control, as applicable, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

Section 4.3.                                   Delivery of Instruments, Securities, Chattel Paper and Documents. Each Grantor will (a) deliver to the Agent immediately upon execution of this Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (b) hold in trust for the Agent upon receipt and promptly thereafter deliver to the Agent any Chattel Paper, Securities and Instruments constituting Collateral received after the date hereof, (c) upon the Agent’s request, deliver to the Agent, and thereafter hold in trust for the Agent upon receipt and promptly deliver to the Agent any Document evidencing or constituting Collateral and (d) upon the Agent’s request, deliver to the Agent a duly executed amendment to this Agreement, in the form of Exhibit H hereto (each, an “Amendment”), pursuant to which such Grantor will pledge any additional Collateral.  Each Grantor hereby authorizes the Agent to attach each Amendment to this Agreement and agrees that all additional collateral set forth in such Amendments shall be considered to be part of the Collateral.

Section 4.4.                                   Uncertificated Pledged Collateral.  The Grantors will permit the Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral with respect to which a Grantor owns 50% or more of the Equity Interests of the issuer of such Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Agreement.  The Grantors will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral with respect to which a Grantor owns 50% or more of the Equity Interests of the issuer of such Pledged Collateral, and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Agent to have and retain

Control over such Pledged Collateral.  Without limiting the foregoing, each applicable Grantor will use its commercially reasonable efforts to cause, with respect to Pledged Collateral held with a securities intermediary in an account with an aggregate asset value of $5,000,000 or more, such securities intermediary to enter into a control agreement with the Agent, in form and substance satisfactory to the Agent, giving the Agent Control.

Section 4.5.                                   Pledged Collateral.

(a)                                  Registration in Nominee Name; Denominations.  The Agent, on behalf of the Secured Parties, shall hold certificated Pledged Collateral in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Agent, but following the occurrence and during the continuance of an Event of Default shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent).  Each Grantor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor.  Following the occurrence and during the continuance of an Event of Default, the Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

(b)                                 Any Indebtedness of any Subsidiary that is not a Loan Party owing to the Borrower or any Subsidiary that is a Loan Party in excess of $5,000,000 shall be or become evidenced by a promissory note or other instrument, and such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent.

(c)                                  Exercise of Rights in Pledged Collateral.

(i)                                     Without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Agreement and the other Term Loan/Note Documents; provided however, that no vote or other right shall be exercised or action taken which would reasonably be expected to have the effect of materially and adversely impairing the rights of the Agent in respect of the Pledged Collateral.

(ii)                                  Each Grantor will permit the Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii)                               Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Term Loan/Note Documents and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement or instrument of assignment).  The proviso to the first sentence of this clause (iii) shall not apply to dividends between or among the Grantors only of property subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Agent in writing, specifically referring to this Section 4.5 at the time of such dividend and takes any actions the Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

Section 4.6.                                   Intellectual Property.

(a)                                  Upon the occurrence and during the continuance of an Event of Default, each Grantor will use its best efforts to obtain all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Agent of any License held by such Grantor and to enforce the security interests granted hereunder.

(b)                                 Each Grantor shall notify the Agent promptly if it knows or reasonably expects that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) material to the conduct of such Grantor’s business may become abandoned or dedicated, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)                                  In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Agent prompt written notice thereof, and, upon request of the Agent, such Grantor shall execute and deliver any and all security agreements or other instruments as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d)                                 Each Grantor shall take all actions necessary or reasonably requested by the Agent to maintain and pursue each material application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing) material to the conduct of such Grantor’s business, except in cases where, in the ordinary course of business consistent with past practice, such Grantor reasonably decides to abandon, allow to lapse or expire any Patent, Trademark or Copyright, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and, if consistent with good business judgment and past practice, to initiate opposition and interference and cancellation proceedings against third parties.

(e)                                  Consistent with each Grantor’s past practice, each Grantor shall, unless it shall reasonably determine that a Patent, Trademark or Copyright is not material to the conduct of its business, promptly notify the Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution of such Patent, Trademark or Copyright and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as are appropriate under the circumstances to protect such Patent, Trademark or Copyright.

Section 4.7.                                   Commercial Tort Claims.  Each Grantor shall promptly notify the Agent of any Commercial Tort Claim having a value in excess of $1,000,000 acquired by it for which such Grantor has filed a complaint in a court of competent jurisdiction and, unless the Agent otherwise consents, such Grantor shall update Exhibit E to this Agreement, thereby granting to the Agent a first priority security interest in such Commercial Tort Claim (subject to the Intercreditor Agreement).

Section 4.8.                                   Letter-of-Credit Rights.  If any Grantor is or becomes the beneficiary of a letter of credit having a face amount in excess of $1,000,000, such Grantor shall promptly notify the Agent thereof and cause the issuer and/or confirmation bank to consent to the assignment of any Letter-of-Credit Rights to the Agent.

Section 4.9.                                   No Interference.  Each Grantor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies.

Section 4.10.                             Insurance.  (a)                    In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, the applicable Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”).  The amount of all insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended.  All premiums on such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Agent.  If any Grantor fails to obtain any insurance as required by this Section, the Agent at the direction of the Required Lenders may obtain such insurance at the Borrower’s expense.  By purchasing such insurance, the Agent shall not be deemed to have waived any default arising from the Grantors’ failure to maintain such insurance or pay any premiums therefor.

(b)                                 All insurance policies required under Section 5.10 of the Term Loan Credit Agreement shall name the Agent (for the benefit of the Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Agent, which provide that: (i) subject to the Intercreditor Agreement, all proceeds thereunder with respect to any Collateral shall be payable to the Agent; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to the Agent.

Section 4.11.                             Certain Accounts.  Each Grantor shall use commercially reasonable efforts to transfer ownership of (i) the HSBC Credit Card Receivables Accounts by the end of the second calendar quarter of 2006 and (ii) any account established in connection with the establishment of the applicable Permitted Replacement Credit Card Program prior to the establishment thereof or as promptly thereafter as is reasonably practicable.

ARTICLE V
REMEDIES

Section 5.1.                                   Remedies.

(a)                                  Upon the occurrence and during the continuance of an Event of Default, the Agent may exercise any or all of the following rights and remedies:

(i)                                     those rights and remedies provided in this Agreement, the Term Loan Credit Agreement, the Existing Notes Indenture or any other Term Loan/Note Document; provided that this Section 5.1(a) shall not be understood to limit any rights available to the Agent, the Term Loan Lenders or the Existing Noteholders prior to an Event of Default;

(ii)                                  those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii)                               give notice of sole control or any other instruction under any securities account control agreement and take any action provided therein with respect to the applicable Collateral;

(iv)                              without notice (except as specifically provided in Section 11.2 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable; and

(v)                                 concurrently with written notice to the Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof.

(b)                                 Each Grantor acknowledges and agrees that the compliance by the Agent, on behalf of the Secured Parties, with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)                                  The Agent shall have the right upon any public sale or sales and, to the extent permitted by law, upon any private sale or sales, to purchase for the benefit of the Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d)                                 Until the Agent is able to effect a sale, lease, transfer or other disposition of Collateral, the Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Agent.  The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent’s remedies (for the benefit of the Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)                                  Notwithstanding the foregoing, neither the Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)                                    Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if any Grantor and the issuer would agree to do so (it being acknowledged and agreed that no Grantor shall have any obligation hereunder to do so).

(g)                                 Notwithstanding the foregoing, any rights and remedies provided in this Section 5.1 shall be subject to the Intercreditor Agreement.

Section 5.2.                                   Grantor’s Obligations Upon Default.  Upon the request of the Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a)                                  assemble and make available to the Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Agent, whether at such Grantor’s premises or elsewhere;

(b)                                 permit the Agent, by the Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy;

Section 5.3.                                   Grant of Intellectual Property License.  For the purpose of enabling the Agent to exercise the rights and remedies under this Article V at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Agent, for the benefit of the Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that, at any time and from time to time following the occurrence and during the continuance of an Event of Default, the Agent may sell any Grantor’s Inventory directly to any Person, including without limitation Persons who have previously purchased any Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Agent’s rights under this Agreement, may (subject to any restrictions contained in applicable third party licenses entered into by a Grantor) sell Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Agent may finish any work in process and affix any relevant Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein.  The use of the license granted pursuant to clause (a) of the preceding sentence by the Agent may be exercised, at the option of the Agent, only upon the occurrence and during the continuance of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

Section 5.4.                                   Application of Proceeds.  Subject to the Intercreditor Agreement, the Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all reasonable costs and expenses incurred by the Agent (in its capacity as such hereunder or under any other Term Loan Security Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Term Loan Security Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Term Loan Security Document on behalf of any Grantor and any other reasonable costs or expenses incurred by the Agent in connection with the exercise of any remedy hereunder or under any other Term Loan Security Document, if reimbursable pursuant to a Term Loan Security Document;

SECOND, to the payment in full of the Term Loan Obligations and the Existing Notes Obligations, ratably in accordance with the respective amounts thereof on the date of any such distribution; and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Except as otherwise provided herein, the Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

ARTICLE VI
CONCERNING THE EXISTING NOTES TRUSTEE AND HOLDERS OF 2028 DEBENTURES AND 2008 NOTES

Section 6.1.                                   Agent’s Consent to Serve.  The Agent has consented to serve as Agent hereunder on the express understanding, and the Existing Notes Trustee and each holder of 2028 Debentures and 2008 Notes, by accepting the benefits of this Agreement, shall be deemed to have agreed, that the Agent shall have no duty and shall owe no obligation or responsibility (fiduciary or otherwise) to the Existing Notes Trustee or such holders, other than the duty to perform its express obligations under this Agreement in accordance with its terms.  Without limiting the foregoing, each of the Existing Notes Trustee and each holder of 2028 Debentures and 2008 Notes, by accepting the benefits of this Agreement, shall be deemed to have waived any right it might have, under applicable law or otherwise, to compel the sale or other disposition of any Collateral, and any obligation the Agent might have, under applicable law or otherwise, to obtain any minimum price for any Collateral upon the sale thereof, it being expressly understood, and the availability of the benefits of this Agreement to the Existing Notes Trustee and each holder of 2028 Debentures and 2008 Notes being conditioned upon the understanding, that the sole right of the holders of the 2028 Debentures and the 2008 Notes shall be to receive their ratable share of any proceeds of Collateral in accordance with and subject to the provisions of this Agreement, the Intercreditor Agreement and the other Term Loan Security Documents.

Section 6.2.                                   Determination of Amounts of Obligations and Existence of Existing Notes Events of Default; Acceleration.  Whenever the Agent is required to determine the existence or amount of any of the Existing Notes Obligations or the existence of any Existing Notes Event of Default for any purposes of this Agreement, it shall request written certification of such existence or amount from the Existing Notes Trustee and shall be entitled to make such determination on the basis of such certification; provided, however, that if, notwithstanding the request of the Agent, the Existing Notes Trustee shall fail or refuse reasonably promptly to certify as to the existence or amount of any Existing Notes Obligation or the existence of any Existing Notes Event of Default, the Agent shall be entitled to determine such existence or amount by such commercially reasonable method as the Agent may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower.  The Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower, any other Grantor, any Secured Party or any other Person as a result of such determination or any action taken pursuant thereto except to the extent such liability is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of the Agent.  The Existing Notes Trustee shall promptly notify the Agent of any Existing Notes Event of Default of which it shall have been notified by any Existing Notes Secured Party or of which it shall have otherwise become aware or any acceleration of any of the Existing Notes Obligations; provided that failure to give any such notice shall not affect any rights or remedies of the Agent or any Secured Party arising in connection with any such acceleration.

ARTICLE VII

CERTAIN INTERCREDITOR AGREEMENTS

Section 7.1.                                   Priority of Security Interests.  The Agent and each of the Secured Parties hereby agrees that the Liens and security interests granted to the Agent hereunder shall be treated, as among the Secured Parties, as being for the equal and proportionate benefit of all the Secured Parties, without preference, priority, prejudice or distinction as to Lien or security interest of any Secured Party over any other Secured Party (except as expressly provided in Section 5.4), and shall at all times be shared by the Secured Parties as provided herein.

Section 7.2.                                   Notices to Existing Notes Trustee.  The Agent shall promptly notify the Existing Notes Trustee in the event of a Credit Agreement Event of Default or the acceleration of any Term Loan Obligations.

Section 7.3.                                   Actions Under This Agreement.  By acceptance of the benefits of this Agreement, each of the Secured Parties shall be deemed irrevocably to confirm that the Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement against any Grantor and of any other Term Loan Security Document against any “grantor” or “pledgor” thereunder or the exercise of remedies hereunder or under any other Term Loan Security Document and to agree that such Secured Party shall not take any action to enforce any provisions of this Agreement against any Grantor or of any of the other Term Loan Security Documents against any “grantor” or “pledgor” thereunder or to exercise any remedy hereunder or under any other Term Loan Security Document.  The Agent shall not be obligated to take any action under this Agreement except for the performance of such duties as are specifically set forth herein.

Section 7.4.                                   Turnover of Collateral; Sharing of Setoffs.  (a) If any Secured Party acquires custody, control or possession of any Collateral or proceeds therefrom, other than pursuant to the terms of this Agreement, such Secured Party shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Agent for disposition or distribution in accordance with the provisions hereof.  Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold such Collateral and proceeds in trust for the parties entitled thereto hereunder.  Notwithstanding the foregoing, no Secured Party shall be required to deliver to or put in the custody, possession or control of the Agent or to hold in trust as specified in the preceding sentence any amount of any Obligation paid or prepaid by the Borrower to it (and not obtained by it through any sale of or other realization upon Collateral) in accordance with the terms of the Term Loan Credit Agreement or the Existing Notes Indenture, as applicable.

(b) Each Secured Party agrees that if it shall through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Grantor, including, without limitation,

any right of the Term Loan Lenders pursuant to Section 9.08 of the Term Loan Credit Agreement, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Secured Party under any applicable bankruptcy, insolvency or other similar law, obtain payment (voluntary or involuntary) in respect of any Obligations owing to it, it shall promptly purchase from each other Secured Party participations in (or, if and to the extent specified by such Secured Party, direct interests in) the Obligations held by such other Secured Party in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Secured Parties shall share the benefit of such payment (net of any expenses which may be incurred by such benefitted Secured Party in obtaining or preserving such excess payment) pro rata in accordance with the respective principal amounts of the Obligations owing to such Secured Parties.  To such end, all the Secured Parties shall make appropriate adjustments among themselves (by the release of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.  The Borrower and each other Grantor agrees that any Secured Party so purchasing a participation (or direct interest) in the Obligations owing to other Secured Parties may exercise all rights of setoff and similar rights with respect to such participation as fully as if such Secured Party were a direct holder of Obligations in the amount of such participation.

ARTICLE VIII
RELATIONSHIP AMONG SECURED PARTIES

Section 8.1.                                   Restrictions on Actions.  Each Secured Party agrees that, so long as any Term Loan Obligations are outstanding, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise rights and remedies hereunder and under the other Term Loan Security Documents in respect of the Collateral.  Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as otherwise permitted under this Agreement:

(a)                                  refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedy hereunder and under any other Term Loan Security Document, except for delivering notices hereunder;

(b)                                 refrain from (i) selling any Obligations to any Grantor or any Affiliate of any Grantor and (ii) accepting any other security for the Obligations from any Grantor or its Affiliates, except for any security granted to the Agent for the benefit of all Secured Parties; and

(c)                                  refrain from exercising any rights or remedies hereunder or under any other Term Loan Security Document that have or may have arisen or which may arise as a result of an Event of Default;

provided, however, that nothing contained in this Section shall prevent any Secured Party from (i) imposing a default rate of interest in accordance with the Term Loan Credit Agreement or the Existing Notes Indenture, as applicable, (ii) accelerating the maturity of any Obligations, (iii) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Agent may direct and control any defense directly relating to the Collateral or any one or more of the Term Loan Security Documents, which shall be governed by the provisions of this Agreement or (iv) subject to Section 7.4(b), exercising any right of setoff, recoupment or similar right.

Section 8.2.                                   Cooperation; Accountings.  Each of the Secured Parties will, upon the reasonable request of the Agent or Existing Notes Trustee, from time to time execute and deliver or cause to be executed and delivered such further instruments, and do and cause to be done such further acts, as may be necessary or proper to carry out more effectively the provisions of this Agreement.  The Secured Parties agree to provide to each other upon reasonable request a statement of all payments received in respect of Obligations.

Section 8.3.                                   Secured Parties; Other Collateral.  The Secured Parties agree that all of the provisions of this Agreement shall apply to any and all properties, assets and rights of the Grantors and their Affiliates in which the Agent at any time acquires a security interest or Lien pursuant hereto or to any other Term Loan Security Document, including, without limitation, real property or rights in, on or over real property, notwithstanding any provision to the contrary in any mortgage, leasehold mortgage or other document purporting to grant or perfect any Lien in favor of the Secured Parties or any of them or the Agent for the benefit of the Secured Parties or any of them.

ARTICLE IX

CONCERNING THE AGENT

Section 9.1.                                   Appointment of Agent.  Each of the Secured Parties appoints Credit Suisse to act, and Credit Suisse agrees to act, as Agent for the Secured Parties pursuant to the terms of this Agreement and the other Term Loan Security Documents and to execute and enter into this Agreement, the Intercreditor Agreement and the other Term Loan Security Documents and all other instruments relating to this Agreement and the other Term Loan Security Documents and (a) to take actions on its behalf that are expressly permitted under the provisions of this Agreement and the other Term Loan Security Documents and all other instruments or agreements relating hereto or thereto and (b) to exercise such powers and perform such duties as are, in each case, expressly delegated to the Agent by the terms hereof and thereof.  By acceptance of the benefits of this Agreement, each Secured Party that is not a party to this Agreement shall be deemed to have consented to the appointment and authorization set forth in the immediately preceding sentence. THE AGENT HAS CONSENTED TO SERVE AS AGENT HEREUNDER ON THE EXPRESS UNDERSTANDING, AND THE SECURED PARTIES, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, SHALL BE DEEMED TO HAVE AGREED, THAT THE AGENT SHALL HAVE NO DUTY AND SHALL OWE NO OBLIGATION OR RESPONSIBILITY (FIDUCIARY OR OTHERWISE), REGARDLESS OF WHETHER AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, TO THE SECURED PARTIES, OTHER THAN THE DUTY TO PERFORM ITS EXPRESS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER TERM LOAN SECURITY DOCUMENTS IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, SUBJECT IN ALL EVENTS TO THE PROVISIONS OF THIS AGREEMENT LIMITING THE RESPONSIBILITY OR LIABILITY OF THE AGENT HEREUNDER.

Section 9.2.                                   Limitations on Responsibility of Agent.  The Agent shall not be required to ascertain or inquire as to (i) any statement, warranty or representation made herein or in connection herewith or in or in connection with any other Term Loan/Note Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Term Loan/Note Document, (iv) the validity, enforceability, effectiveness or genuineness of any Term Loan/Note Document or any other agreement, instrument or document, or

(v) the satisfaction of any condition set forth in any Term Loan/Note Document, other than to confirm receipt of items expressly required to be delivered to the Agent.  Neither the Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such Person in connection with this Agreement except for its own gross negligence or wilful misconduct or, in the case of the Agent, in the case of the loss of any moneys in the possession of the Agent, for the failure of the Agent to accord such moneys the same care as a prudent person in the same or similar circumstances would accord its own assets.  The Agent may execute any of the powers granted to it under this Agreement and perform any duty hereunder either directly or by or through sub-agents or attorneys-in-fact, and shall not be responsible for the negligence (including gross negligence) or misconduct (including wilful misconduct) of any sub-agents or attorneys-in-fact selected by it with the care that a prudent person in similar circumstances would have employed in such selection.  The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Affiliates.  The exculpatory provisions set forth in this Article IX and in the other Term Loan/Note Documents shall apply to any such sub-agent and to the Affiliates of the Agent and any such sub-agent.

Section 9.3.                                   Reliance by Agent; Indemnity Against Liabilities, etc.

(a)                                  Whenever in the performance of its duties under this Agreement the Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Grantors or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Agent, such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person, and the Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

(b)                                 The Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice (including any notice of an Event of Default or of the cure or waiver thereof), request, consent, order or other paper or document or oral conversation (including, telephone conversations) which it in good faith believes to be genuine and correct and to have been signed, presented or made by the proper party.  The Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notice, certificate or opinion furnished to the Agent in connection with this Agreement.

(c)                                  The Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Agent shall have received written notice thereof from any Secured Party or the Borrower or any other Grantor.  The Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

Section 9.4.                                   Exercise of Remedies.  The remedies of the Agent hereunder and under the other Term Loan Security Documents shall include, but not be limited to, the disposition of the Collateral by foreclosure or other sale and the exercising of all remedies of a secured lender under the UCC, bankruptcy laws or similar laws of any applicable jurisdiction.

Section 9.5.                                   Cooperation.  To the extent the exercise of the rights, powers and remedies of the Agent in accordance with this Agreement requires that any action be taken by any Secured Party, such Secured Party shall take such action and cooperate with the Agent to ensure that the rights, powers and remedies of all Secured Parties are exercised in full.

Section 9.6.                                   Authorized Investments.  Any and all funds held by the Agent in its capacity as Agent, whether pursuant to any provision hereof or of any other Term Loan Security Document or otherwise, shall to the extent reasonably practicable be invested by the Agent within a reasonable time in Cash Equivalents.  Any interest earned on such funds shall be disbursed in accordance with Section 5.4.  The Agent may hold any such funds in a common interest bearing account.  To the extent that the interest rate payable with respect to any such account varies over time, the Agent may use an average interest rate in making the interest allocations among the respective Secured Parties.  The Agent shall have no duty to select investments which provide a maximum return.  In the absence of gross negligence or wilful misconduct, the Agent shall not be responsible for any investment losses in respect of any funds invested in accordance with this Section.

Section 9.7.                                   Bankruptcy Proceedings.  The following provisions shall apply during any Bankruptcy Proceeding of any Grantor:

(a)                                  The Agent shall represent all Secured Parties in connection with all matters directly relating to the Collateral, including, without limitation, any use, sale or lease of Collateral, use of cash collateral, request for relief from the automatic stay and request for adequate protection; provided that the Agent shall not treat the Term Loan Lenders or the Existing Noteholders differently form each other with respect to rights in the Collateral (except differences in respect of rights to receive the proceeds thereof arising from differences in their interests as they may appear based on the relative amount of Obligations of each such class of Secured Parties).

(b)                                 Each Secured Party shall be free to act independently on any issue not affecting the Collateral.  Each Secured Party shall give prior notice to the Agent of any such action that could materially affect the rights or interests of the Agent or the other Secured Parties to the extent that such notice is reasonably practicable.  If such prior notice is not given, such Secured Party shall give prompt notice following any action taken hereunder.

(c)                                  Any proceeds of the Collateral received by any Secured Party as a result of, or during, any Bankruptcy Proceeding will be delivered promptly to the Agent for distribution in accordance with Section 5.4.

ARTICLE X
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

Section 10.1.                             Account Verification.  The Agent may at any time and from time to time following the occurrence and during the continuance of an Event of Default, in the Agent’s own name, in the name of a nominee of the Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to the Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables that are Collateral.

Section 10.2.                             Authorization for Secured Party to Take Certain Action.

(a)                                  Each Grantor irrevocably authorizes the Agent and appoints the Agent as its attorney in fact (i) at any time and from time to time in the sole discretion of the Agent (1) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (2) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which would not add new collateral or add a debtor) in such offices as the Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (3) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Agent Control over such Pledged Collateral, and (4) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for Permitted Liens); (ii) at any time following the occurrence and during the continuance of an Event of Default, (1) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Agent to the Obligations as provided herein or in any other Term Loan/Note Document, subject to the terms of the Intercreditor Agreement, (2) to demand payment or enforce payment of the Receivables in the name of the Agent or any Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (3) to sign any Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (4) to exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (5) to settle, adjust, compromise, extend or renew the Receivables (including, without limitation, making, settling and adjusting claims in respect of Collateral under policies of insurance and making all determinations and decisions with respect thereto, subject to the terms of the Intercreditor Agreement), (6) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (7) to prepare, file and sign any Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (8) to prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (9) to change the address for delivery of mail addressed to any Grantor to such address as the Agent may designate and to receive, open and dispose of all mail addressed to such Grantor; and (iii) to do all other acts and things necessary to carry out the terms of this Agreement; and each Grantor agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable documented expense incurred by the Agent in connection with any of the foregoing; provided that this authorization shall not relieve any Grantor of any of its obligations under this Agreement, the Term Loan Credit Agreement or the Existing Notes Indenture.

(b)                                 All acts of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Agent, for the benefit of the Agent and Secured Parties, under this Section 10.2 are solely to protect the Agent’s interests in the Collateral and shall not impose any duty upon the Agent or any Secured Party to exercise any such powers.

Section 10.3.                             PROXY. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 10.2 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL,

THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

Section 10.4.                             NATURE OF APPOINTMENT; LIMITATION OF DUTY.  THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE X IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 11.16. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE XI
GENERAL PROVISIONS

Section 11.1.                             Notice.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)                                  if to the Agent, to it at Credit Suisse, Eleven Madison Avenue, New York, New York 10010, Attention of Agency Group (Telecopy No. (212) 325-8304);

(b)                                 if to the Existing Notes Trustee, to it at The Bank of New York, Plaza of the Americas, Corporate Trust Division, 600 North Pearl Street, Suite 420, Dallas, Texas 75201, Attention of Patrick Giordano (Telecopy No. (214) 880-8234); and

(c)                                  if to Grantors, at The Neiman Marcus Group, Inc., One Marcus Square, 1618 Main Street, Dallas, Texas 75201, Attention of General Counsel (Telecopy No. (214) 743-7611).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Borrower shall be deemed to be a notice to each Grantor).  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 11.1 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 11.1.  As agreed to among the parties from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such Person.

Section 11.2.                             Waivers.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Section 11.1, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

Section 11.3.                             Limitation on Agent’s and Secured Party’s Duty with Respect to the Collateral. The Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither the Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Agent (i) to fail to incur expenses deemed significant by the Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 11.3 is to provide non-exhaustive indications of what actions or omissions by the Agent would be commercially reasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.3.  Without limitation upon the foregoing, nothing contained in this Section 11.3 shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 11.3.

Section 11.4.                             Compromises and Collection of Collateral.  Each Grantor and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

Section 11.5.                             Secured Party Performance of Debtor Obligations.  Without having any obligation to do so, the Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under this Agreement and the Grantor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 11.5.  Each Grantor’s obligation to reimburse the Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

Section 11.6.                             Specific Performance of Certain Covenants.  The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.10, or 5.2, will cause irreparable injury to the Agent and the Secured Parties, that the Agent and the Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Secured Parties to seek and obtain specific performance of other obligations of any Grantor contained in this Agreement, that the covenants of such Grantor contained in the Sections referred to in this Section 11.6 shall be specifically enforceable against such Grantor.

Section 11.7.                             Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Agent or other conduct of the Agent, no authorization to sell, lease or transfer or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Agent or the Secured Parties unless such authorization is in writing signed by the Agent with the consent or at the direction of the Required Secured Parties.

Section 11.8.                             No Waiver; Amendments; Cumulative Remedies.  No delay or omission of the Agent to exercise any right or remedy granted under this Agreement shall impair such right or remedy or be construed to be a waiver of any default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 10.02 of the Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Secured Parties until the Term Loan Obligations have been paid in full.

Section 11.9.                             Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in any this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

Section 11.10.                       Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of its Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 11.11.                       Benefit of Agreement.  The terms and provisions of this Agreement shall be binding upon and inure to the benefit of each Grantor, the Agent and the Parties and their respective successors and permitted assigns (including all Persons who become bound as a debtor to this Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Agreement or any interest herein, without the prior written consent of the Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Agent, for the benefit of the Agent and the Secured Parties, hereunder.

Section 11.12.  Survival of Representations.  All representations and warranties of each Grantor contained in this Agreement shall survive the execution and delivery of this Agreement.

Section 11.13.  Taxes and Expenses.  Each Grantor jointly and severally agrees to pay any taxes payable or ruled payable by Federal or State authority in respect of this Agreement, together with interest and penalties, if any.  Each Grantor jointly and severally agrees to reimburse the Agent for any and reasonable documented all out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by such Grantor.

Section 11.14.  Additional Subsidiaries.  Pursuant to and in accordance with Section 5.11 of the Term Loan Credit Agreement, each Domestic Subsidiary (other than any Unrestricted Subsidiary) of the Borrower that was not in existence or not a Subsidiary on the date hereof is required to enter in this Agreement as a Subsidiary Party promptly upon becoming a Subsidiary.  Upon execution and delivery by the Agent and a Subsidiary of an instrument in the form of Exhibit K hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein.  The execution and delivery of any such instrument shall not require the consent of any other Person.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Person as a party to this Agreement.

Section 11.15.  Headings.  The title of and section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Agreement.

Section 11.16.  Termination and Release.  (a)  This Agreement shall continue in effect until (i) the Term Loan Credit Agreement has been terminated pursuant to its express terms and (ii) all of the Term Loan Obligations and have been indefeasibly paid and performed in full; provided, however, that no such termination shall be effective at any time when any Existing Notes Obligations remain outstanding unless and until (i) the Borrower shall have notified the Agent in writing whether at such time there is outstanding any debt of any Person that is secured by the Existing Notes Designated Collateral (which notification the Borrower hereby agrees to provide promptly upon the Agent’s request therefor) and (ii) if any such secured debt is outstanding at such time, the Agent shall have taken such actions, at the expense of the Borrower, as the Borrower may reasonably request to transfer all Collateral consisting of Existing Notes Designated Collateral and all related Liens thereon and security interests therein (without any representation or warranties (other than a representation and warranty as to no Liens on the Existing Notes Designated Collateral created by the Agent in its individual capacity)) to the Existing Notes Trustee or such other agent or Person as the Borrower may direct (provided further, however, that if such other secured debt is under the Revolving Facility Credit Agreement, all such Collateral in the form of possessory collateral shall be transferred to the Revolving Facility Agent, notwithstanding anything in the foregoing to the contrary).

(b)                                 A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests created hereunder in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted pursuant to the Term Loan Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary.

(c)                                  Upon any sale, lease, transfer or other disposition by any Grantor of any Collateral that is permitted under Section 4.1(d) to any Person that is not another Grantor or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.02 of the Term Loan Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)                                 In the event that Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Borrower due to the fact that the Equity Interests of such Subsidiary are pledged under this Agreement, then the Equity Interests of such Subsidiary shall automatically be deemed not to be part of the Collateral to the extent necessary not to be subject to such requirement.  Notwithstanding anything to the contrary in this Agreement, if Equity Interests of any Subsidiary are not required to be pledged under this Agreement because Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act would require the filing of separate financial statements of such Subsidiary if its Equity Interests were so pledged, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to no longer require (or is replaced with another rule or regulation that would not require) the filing of separate financial statements of such Subsidiary if some or all of its Equity Interests are pledged under this Agreement, then such Equity Interests of such Subsidiary shall automatically be deemed part of the Collateral and pledged under this Agreement.

(e)                                  In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) above, the Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all UCC termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 11.16 shall be without recourse to or representation or warranty by the Agent or any Secured Party.  Without limiting the provisions of Section 11.13, the Borrower shall reimburse the Agent upon demand for all reasonable and documented costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 11.16.

Section 11.17.  Entire Agreement.  This Agreement, together with the other Term Loan/Note Documents and the Intercreditor Agreement,  embodies the entire agreement and understanding between each Grantor and the Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Agent relating to the Collateral.

Section 11.18.  CHOICE OF LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 11.19.  CONSENT TO JURISDICTION.  EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN THE

BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TERM LOAN/NOTE DOCUMENT AND THE GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE AGENT OR ANY SECURED PARTY OR ANY AFFILIATE OF THE AGENT OR ANY SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TERM LOAN/NOTE DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK IN THE BOROUGH OF MANHATTAN.

Section 11.20.  WAIVER OF JURY TRIAL. EACH GRANTOR, THE AGENT AND EACH SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

Section 11.21.  Indemnity.  Each Grantor hereby agrees to indemnify the Agent and the Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all losses, claims, damages, penalties, liabilities, and related expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Agreement, or the ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including any claim for Patent, Trademark or Copyright infringement).

Section 11.22.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 11.23.  INTERCREDITOR AGREEMENT GOVERNS. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THIS AGREEMENT, THE LIENS AND SECURITY INTERESTS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND, TO THE EXTENT PROVIDED THEREIN, THE APPLICABLE SENIOR OBLIGATIONS SECURITY DOCUMENTS (AS DEFINED IN THE INTERCREDITOR AGREEMENT). IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT

AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

Section 11.24.  Delivery of Collateral.  Prior to the Revolving Facility First Lien Collateral Transition Date, to the extent any Grantor is required hereunder to deliver Collateral to the Agent for purposes of possession and control and is unable to do so as a result of having previously delivered such Collateral to the Revolving Facility Agent in accordance with the terms of the Revolving Facility Security Documents, such Grantor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the Revolving Facility Agent, acting as a gratuitous bailee of the Agent.

Section 11.25.  Mortgages.  In the case of a conflict between this Agreement and the Mortgages with respect to Collateral that is real property (including Fixtures), the Mortgages shall govern.  In all other conflicts between this Agreement and the Mortgages, this Agreement shall govern.

[Signature Page Follows]

IN WITNESS WHEREOF, each Grantor and the Agent have executed this Agreement as of the date first above written.

NEWTON ACQUISITION, INC.,

By:	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Senior Vice President and General Counsel

NEWTON ACQUISITION MERGER SUB, INC.,

By:	/s/ Kewsong Lee
Name:	Kewsong Lee
Title:	Senior Vice President

THE NEIMAN MARCUS GROUP, INC.,

By:	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Senior Vice President and General Counsel

EACH OF THE SUBSIDIARY PARTIES LISTED ON EXHIBIT J HERETO,

By:	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Vice President

NM NEVADA TRUST,

By:	/s/ Nelson A. Bangs
Name:	Nelson A. Bangs
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Director

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Vice President

EXHIBIT A

(See Sections 3.2, 3.3, 3.4 and 3.6 of Agreement)

GRANTORS’ INFORMATION AND COLLATERAL LOCATIONS

I.              Grantor Information

	State of			Federal
	Incorporation or		Organizational	Identification
Name of Grantor	Organization	Type of Entity	Number	Number
Newton Acquisition, Inc.	Delaware	Corporation	3958704	20-3509435
Newton Acquisition Merger Sub, Inc.	Delaware	Corporation	3958709	20-3507754
The Neiman Marcus Group, Inc.	Delaware	Corporation	2128062	95-4119509
Bergdorf Goodman, Inc.	New York	Corporation	NONE	13-0485530
Bergdorf Graphics, Inc.	New York	Corporation	NONE	13-2739271
BergdorfGoodman.com, LLC	Delaware	LLC	3839607	20-1470289
Neiman Marcus Holdings, Inc.	California	Corporation	C0709696	95-2916032
Neiman Marcus Special Events, Inc.	Delaware	Corporation	2553833	04-3290414
NEMA Beverage Corporation	Texas	Corporation	114018600	75-2323412
NEMA Beverage Holding Corporation	Texas	Corporation	155791300	75-2849264
NEMA Beverage Parent Corporation	Texas	Corporation	155791400	75-2849261
NM Financial Services, Inc.	Delaware	Corporation	2731559	86-0862446
NMGP, LLC	Virginia	LLC	S096047-8	06-1701558
NM Kitchens, Inc. (f/k/a Chef’s Catalog, Inc.)	Delaware	Corporation	2829251	04-340-1147
NM Nevada Trust	Massachusetts	Trust	T00560216	04-3343700
Worth Avenue Leasing Company	Florida	Corporation	P98000080098	04-3435996

II.            Place of Business

Place of Business (if it has only
one) or Chief Executive Office (if
Name of Grantor	more than one place of business)	Mailing Address
Newton Acquisition, Inc.	Fort Worth, Texas	301 Commerce Street, Suite 3300 Fort Worth, TX 76102
Newton Acquisition Merger Sub, Inc.	Fort Worth, Texas	301 Commerce Street, Suite 3300 Fort Worth, TX 76102

The Neiman Marcus Group, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
Bergdorf Goodman, Inc.	New York, New York	754 Fifth Avenue New York, NY 10019
Bergdorf Graphics, Inc.	New York, New York	754 Fifth Avenue New York, NY 10019
BergdorfGoodman.com, LLC	Dallas, Texas	5950 Colwell Blvd. Irving, TX 75039
Neiman Marcus Holdings, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
Neiman Marcus Special Events, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Holding Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Parent Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NM Financial Services, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
NMGP, LLC	Dallas, Texas	1618 Main Street Dallas, TX 75201
NM Kitchens, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
NM Nevada Trust	Dallas, Texas	1618 Main Street Dallas, TX 75201
Worth Avenue Leasing Company	Dallas, Texas	1618 Main Street Dallas, TX 75201

III.	Locations of Collateral (other than Place of Business listed above):

(a)	Properties Owned by The Neiman Marcus Group, Inc.:

Type of Property	Address
Full Line Stores
Willow Bend	2201 Dallas Parkway Plano, Texas 75093
Orlando	The Mall at Millenia 4170 Conroy Road Orlando, Florida 32839
Tyson’s	2255 International Dr. McLean, Virginia 22102
San Francisco	150 Stockton St. San Francisco, California 94108
San Antonio	15900 La Cantera Parkway, Suite 14 San Antonio, Texas 78256
Warehouse/Service Center
Longview	2301 Neiman Marcus Parkway Longview, Texas 75602
Las Colinas	5950 Colwell Blvd. Irving, Texas 75039

(b)           Properties Leased by The Neiman Marcus Group, Inc:

Property	Address	Landlord(s) Name(s)
Full Line Stores
Downtown Dallas	1618 Main Street Dallas, Texas 75201

Trustees of the Estate of James Charles O’Connor

Trustee for S.P.Cimiotti Trust Gregg Edwards

Cholly Edwards

Carolyn Edwards Kazmann

Dallas Foundation Trust

Trustees for C.C. Slaughter William Slaughter Rogers

Nancy MacGregor Rogers O’Neil

Richard Slaughter Bauer

SunTrust Bank N.A.

Pacifico Partners, Ltd.

Downtown Dallas	Commerce St. Dallas, Texas 75201	Dalpark Partners, Ltd.
North Park	400 North Park Center Dallas, Texas 75225	Raymond D. Nasher
Fort Worth	2100 Green Oaks Rd. Fort Worth, Texas 76116	Eversan Limited Partnership (77%) and Susan Sandelman, as Trustee of the Sansteve Trust (23%)
Houston Galleria	2600 S. Post Oak Road Houston, Texas 77056	Galleria Limited, Inc.
Atlanta	3393 Peachtree Rd., NE Atlanta, Georgia 30326	The Retail Property Trust Broad Atlantic Properties Corp.
Bal Harbour	9700 Collins Avenue Bal Harbour, Florida 33154	Bal Harbour Shops, Inc.
Ft. Lauderdale	2442 E. Sunrise Blvd. Ft. Lauderdale, Florida 33304	Keystone-Florida Property Holding Corp.
Palm Beach	151 Worth Avenue Palm Beach, Florida 33480	151 Worth Avenue Partnership, Ltd.
Tampa	2223 Westshore Blvd. Tampa, Florida 33607	Tampa Westshore Associates, LLP
Coral Gables	Village of Merrick Park 390 San Lorenzo Coral Gables, Florida 33146	Rouse-Coral Gables, LLC
Westchester	Maple & Paulding Ave. White Plains, New York 10601	Fashion Mall Partners, LP
Paramus	503 Garden State Plaza Paramus, New Jersey 07652	Westland Garden State Plaza, LP

Property	Address	Landlord(s) Name(s)
King of Prussia	The Plaza @ King of Prussia, 170 N. Gulph Road King of Prussia, Pennsylvania 19406	King of Prussia Associates
Short Hills	1200 Morris Turnpike Short Hills, New Jersey 7078	Short Hills Associates
Boston	5 Copley Place Boston, Massachusetts 2116	7611- Copley Place Associates, LLC
Washington	5300 Wisconsin Ave., N.W. Washington DC 20015	TIAA-CREF
Troy	2705 W. Big Beaver Troy, Michigan 48048	Somerset Collection Limited Partnership
St. Louis	100 Plaza Frontenac St. Louis, Missouri 63131	BROAD FRONTENAC ASSOC
Minneapolis	505 Nicollet Mall on 5th St. Minneapolis, Minnesota 55402	Brookfield DB Inc.
Michigan Avenue	737 N. Michigan Avenue Chicago, Illinois 60611	M & J Wilkow, Ltd.
Oakbrook	6 Oakbrook Center Oak Brook, Illinois 60523	Urban Investment and Development Company ML Dover Associates
Northbrook	5000 Northbrook Ct. Northbrook, Illinois 60062	General Growth Properties Westcoast Estates
Los Angeles	9700 Wilshire Blvd. Beverly Hills, California 90212

Joan Keller Selznick, Larry Larson, and as Administrator of the Estates of Melissa Oshier and Florence Selznick Howard, Susan Archer and Barbara Selznick

Larry Larson

Estate of Melissa O shier Larson

Barbara Smalley-Selznick

Joan Keller-Selznick

Larry Larson as Special Administrator Re: the Estate of Florence Selznick Howard

Scottsdale	Scottsdale Fashion Square 6900 E. Camelback Rd. Scottsdale, Arizona 85251	Business Realty of Arizona, Inc. Scottsdale Fashion Square Partnership
Fashion Island	601 Newport Center Dr. Newport Beach, California 92660	The Irvine Company Retail Properties-Fashion Island
Palo Alto	400 Stanford Shop. Ctr. Palo Alto, California 94304	The Trustees of The Leland Stanford Junior University

Property	Address	Landlord(s) Name(s)
Ala Moana	1450 Ala Moana Blvd. Honolulu, Hawaii 96814	D/E Hawaii Joint Venture Fujiyama, Duffy & Fujiyama
San Diego	Fashion Valley Center 7027 Friars Road San Diego, California 92108	I.T.C. Fashion Valley Corporation ML Dover Associates
Denver	Cherry Creek Mall 3030 E. 1st Avenue Denver, Colorado 80206	Taubman—Cherry Creek, LP
Boca Raton	5860 Glades Road Boca Raton, Florida 33431	The Town Center at Boca Raton Trust
Outlet Stores
Primm	32100 Las Vegas Blvd. South, Suite 116 Primm, Nevada 89019	Fashion Outlet of Las Vegas Associates
Woodbury	934 Grapevine Court Central Valley, New York 10917	Chelsea GCA Realty Partnership, LP
Jersey Gardens	651 Kapkowski Rd., Suite 0200 Elizabeth, New Jersey 07201	JG Elizabeth, LLC
Austin	4115 Capital of Texas Hwy. S. Austin, Texas 78704	Austin Retail BOA I & II
Tempe	5000 Arizona Mills Cir. Tempe, Arizona 85282	Arizona Mills, LLC
Great Lakes	4030 Baldwin Road Auburn Hills, MI 48326	Taubman Auburn Hills Associates Limited Partnership
Franklin	1634 Franklin Mills Cir. Philadelphia, Pennsylvania 19154	Franklin Mills Associates, L.P.
Sawgrass	12801 W. Sunrise Blvd. Sunrise, Florida 33323	Sawgrass Mills Phase II, LP
Discover	5900 Sugarloaf Parkway Space 235/A4 Lawrenceville, Georgia 30043	Sugarloaf Mills, L.P.
Grapevine	3000 Grapevine Mills Parkway Grapevine Mills, Texas 76051	Grapevine Mills IV Limited Partnership
Colorado	14500 W. Colfax Ave. Lakewood, Colorado 80401	Colorado Mills Limited Partnership
Dolphin	11441 NW 12th St. #D100 Miami, Florida 33172	Taubman-Dolphin Mall Associates, LLC
Katy	5000 Katy Mills Circle Katy, Texas 77494	Katy Mills, Limited Partnership
Las Americas	4061 Camino de la Plaza San Diego, California 92173	PCCP/SB Las Americas, LLC
San Marcos	Prime Outlets @ San Marcos 3939-IH-35 South San Marcos, Texas 78666	Prime Outlets at San Marcos II Limited Partnership
Arundel	7000 Arundel Mills Cir. Hanover, Maryland 21076	Arundel Mills Limited Partnership
Horchow-Mockingbird	3046 Mockingbird Lane Dallas, Texas 75205	Park Cities Village Joint Venture
Horchow-Plano	3400 Preston Rd. Suite 210 Plano, Texas 75093	Thames Financial Services, LTD.

Property	Address	Landlord(s) Name(s)
Bergdorf Goodman
Main Store	754 5th Avenue New York, New York 10019	754 Fifth Avenue Associates
Men’s Store	745 5th Avenue New York, New York 10022	745 Associates WvF-Paramount 745 Property, LP
Office	625 Madison Avenue New York, New York 10022	625 Madison Avenue Associates, L.P.
Long Island Service Center	43-30 24th Street Long Island City, New York 11101	Leon Levin & Sons, Inc.
Offices
Renaissance Tower	1201 Elm Street Dallas, Texas	Trizechahn Renaissance Tower, LP
1700 Pacific	1700 Pacific Dallas, Texas 75201	Berkeley First City, LP
NY Fashion Office	1450 Broadway New York, New York 10018	1450 Broadway Associates, LLC
Palm Beach	125 Worth Avenue Palm Beach, Florida 33480	125 Worth Ave. Ltd. Partnership
Coral Commercial Center	Space I-2A, 670 Auahi Street Honolulu, Hawaii 96813	Campbell Hawaii Investor, LLC
Los Angeles	9701 Wilshire Blvd. Beverly Hills, California 90212	Lantana Wilshire Associates, LP
NM Online	400 E. Royal Lane, Suite 112 Irving, Texas 75039	Charter DCC Partners
Sharp Street Studio	5044 Sharp Street Dallas, Texas 75247	ProLogis Limited Partnership II
Warehouses/Service Centers
Pinnacle Park	4121 Pinnacle Point Dr. Dallas, Texas 75211	PDC Properties, Inc. Pinnacle West Land, LP
Southeast Service Center	2784 Executive Way Miramar, Florida 33025	Sunbeam Properties, Inc.
Chicago Service Center	9501 Winona Schiller Park, Illinois 60175	Northern Equities, LLC, Trustee U/T 26-2649-00 Winona Building Account
West Coast Service Center	2500 S. Workman Mill City of Industry Whittier, California 90601	RR&C Development Co.
Garland Alterations	3302 Miller Road, Suite 700 Garland, Texas 75041	Duke-Weeks Realty Limited Partnership
Regal Row	727 Regal Row Dallas, Texas 75247	Charter Asset Management, LP
NJ Alterations	1125 Globe Avenue Mountainside, New Jersey 07092	Jackal Holdings, LLC
Diplomacy Row	8919 Diplomacy Row Dallas, Texas 75247	Cullum-Thomas
Atlanta Storage	3832 Green Industrial Way Chamblee, Georgia 30341	MDM Family, LP
Atlanta Storage-Lenox Square	3393 Peachtree Road NE Atlanta, Georgia 30326	Lenox Square

Property	Address	Landlord(s) Name(s)
San Francisco Warehouse	3225 Third Street San Francisco, California 94124	William D Spencer Spencer Properties
West Coast Fur Service Center	261 S. Kenmore Avenue Los Angeles, California 90004	Mr. Young Hoon Choi
Ala Moana Service Center	Opakapaka Street Kapolai, Hawaii	Fort Street Investment Corporation
Houston Galleria Storage	2700 Post Oak Houston, Texas 77056	Walton Houston Galleria Office, L.P.
Houston Warehouse	1499 N. Post Oak Houston, Texas 77055	Warehouse Associates
Las Vegas Storage	3585 S. Highland Drive Las Vegas, Nevada 89103	Plaza Vegas Ministorage
Ft. Lauderdale Storage	Storage Room M1 @ Galleria Ft. Lauderdale, Florida 33304	Keystone-Florida Property Holding Corp.
Scottsdale Storage	Storage Space 2137-S @ Scottsdale Fashion Square Scottsdale, Arizona 85251	Scottsdale Fashion Square Partnership

Properties Leased by NM Nevada Trust:

Type of Property	Address	Landlord’s Name
Full Line Store
Las Vegas	3200 Las Vegas Blvd. So. Las Vegas, Nevada 89109	H-S Las Vegas Associates Rouse FS, LLC and Fashion Show Expansion, LLC

(c)           Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

Name of Grantor	Public warehouses/Locations pursuant to Bailment or Consignment Arrangements	Warehouse operator or other Bailee or Consignee
The Neiman Marcus Group, Inc	East Coast District Center 50 Rte. 46 Gordon Dr. Totowa, New Jersey 7512	D & R Management Inc.
The Neiman Marcus Group, Inc	New Jersey Fur Service Center 141 Lanza Ave. Garfield, New Jersey 07026	Central Fur and Storage Inc.

EXHIBIT B

(See Section 3.5 of Agreement)

BAILEES, WAREHOUSEMEN, ETC.(1)

Bailee, Warehouseman, Etc.	Value of Inventory
D & R Management Inc. 50 Route 46, Gordon Drive Totowa, N.J. 07512	Exceeds $2,500,000
David Yurman 24 Vestry St. New York, New York 10013	Does not exceed $2,500,000

(1) All inventory is owned by either The Neiman Marcus Group, Inc. or Bergdorf Goodman, Inc.

B-1

EXHIBIT C

(See Section 3.7 of Agreement)

LETTER OF CREDIT RIGHTS

NONE

CHATTEL PAPER

NONE

C-1

EXHIBIT D

(See Section 3.9 of Agreement)

INTELLECTUAL PROPERTY RIGHTS

Patents, Pending Patent Applications, Trademarks and Pending Trade mark Applications

Intellectual Property(2)

CONFIDENTIAL

US Patents

INVENTION TITLE Inventor	Client Attys	CPH Docket Your Reference Prior Docket No.	Case Type RefCase	SERIAL NO. PATENT NO.	FILED ISSUED	Assignee	STATUS	REMARKS	SCHEDULED ACTIONS

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-USA UNITED STATES	UTL-ORD	10/103172 6607275	03/20/2002 08/19/2003	The Neiman Marcus Group, Inc.	ISSUED	CON TO 50291, Projected publication date 9/25/03	MAINT FEE 3.5 DUE 02/19/2007 MAINT FEE 7.5 DUE 02/19/2011 MAINT FEE 11.5 DUE 02/19/2015

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	48103-USA UNITED STATES	DES-ORD	29/157496 D473074	03/20/2002 04/15/2003	The Neiman Marcus Group, Inc.	ISSUED

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 AW	50291-USA UNITED STATES	UTL-CON Of 47953	10/431091	05/07/2003 12/07/2004	The Neiman Marcus Group, Inc.	ISSUED	Ancestor Case: 47953 Filed 03/20/2002. Pub. No. 2003- 0206275- A1. CON of 47953	MAINT FEE 3.5 DUE 06/07/2008 MAINT FEE 7.5 DUE 06/07/2012 MAINT FEE 11.5 DUE 06/07/2016

VIDEO MENU TBD TBD	N276 AW	51591-USA UNITED STATES	UTL-ORD			Not Assigned	NOT MAILED

VIDEO BACKPACK AND GARMENT SYSTEM AND METHOD OF USING THE SAME Ignaz M. Gorischek	N276 AW	*52312-USA UNITED STATES	UTL-ORD	10/833564	04/28/2004	Not Assigned	PENDING		FILING RECEIPT RCVD 09/07/2004 FU: NEXT PTO ACTION 03/07/2005 PRIOR ART DUE FILE IDS/1449-12 MON 04/28/2005

INCASE WATCH PRESENTATIONS tbd tbd	N276 AW	52428-USA UNITED STATES	UTL-ORD			Not Assigned	NOT MAILED

Jewelry display case tbd tbd	N276 AW	52429-USA UNITED STATES	UTL-ORD			Not Assigned	NOT MAILED

(2) Per the Credit Agreement and Security Agreement, a security interest is to be granted in all of the scheduled Intellectual Property; however, only the U.S. Intellectual Property will be perfected with the filing of UCC financing statements and registration/filing in the USPTO and/or US Copyright Office.

Foreign Patents

INVENTION TITLE Inventor	Client Attys	CPH Docket Your Reference Prior Docket No.	Case Type RefCase	SERIAL NO. PATENT NO.	FILED ISSUED	Assignee	STATUS	REMARKS	SCHEDULED ACTIONS

MIRROR AND IMAGE DISPLAY SYSTEM Ignaz M. Gorischek	N276 MM/AW	45242-CAN CANADA	UTL-ORD	2420787	02/27/2003	The Neiman Marcus Group, Inc.	PENDING	Filing date obtained from fax of 2/27/03;	INSTRUCTION TO RQST EXAM 02/27/2003 FU: NEXT PTO ACTION ANNUITY DUE

MIRROR AND IMAGE DISPLAY SYSTEM Ignaz M. Gorischek	N276 MM/AW	45242-CAN CANADA	UTL-ORD	09/886806	06/21/2001	The Neiman Marcus Group, Inc.	PUBLISHED	Publ. No. 2002-0196333-A1	OFFICE ACTION [ 3 MON] RESPONSE & EXT DEADLINE 07/03/2005

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-CAN CANADA	UTL-PCT 47953	2479836	03/06/2003	The Neiman Marcus Group, Inc.	PENDING		INSTRUCTION TO RQST EXAM 09/17/2004 FU: NEXT PTO ACTION ANNUITY DUE

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-EPO EUROPEAN	UL-PCT 47953	03716339.1	03/06/2003	The Neiman Marcus Group, Inc.	PENDING		FILING RECEIPT RCVD 09/30/2004 FU: NEXT PTO ACTION 3/30/2005 DEADLINE TO REGISTER IN HKO DEADLINE TO FILE CASE 06/15/2005 ANNUITY DUE 03/06/2006

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-JPN JAPAN	UL-PCT 47953	2003-579006	03/06/2003	The Neiman Marcus Group, Inc.	PENDING

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953 PCT PATIENT COOPERA TION TREATY	UTL-ORD	US03/06837	03/06/2003	The Neiman Marcus Group, Inc.	NATIONAL 09/13/2004

MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-PRC CHINA	UTL-PCT of 47953	03807707.8	03/06/2003	The Neiman Marcus Group, Inc.	PENDING		INSTRUCTION TO RQST EXAM 09/30/2004 FU: NEXT PTO ACTION 09/30/2005

US Trademarks

		CPH Docket	Mark	SERIAL
	Client	Your	Type	NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
6TH SENSE	N276 MM	46719-USA UNITED STATES	SM 42	74/478245 1882642	01/11/1994 03/07/1995	The Neiman Marcus Group, Inc.	LAPSED 10/09/2001

745 CAFÉ	N276 MM	46759-USA UNITED STATES	SM 42	74/077475 1705974	07/11/1990 08/04/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	08/04/2012

745 COLLECTION	N276 MM	46722-USA UNITED STATES	TM 25	74/293493 1759993	12/16/1991 03/23/1993	The Neiman Marcus Group, Inc.	LAPSED 03/10/2003

AMERICAN ARTFORMS	N276 MM	46730-USA UNITED STATES	SM 42	73/41228 1374401	02-04-1983 12/03/1985	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/03/2005

BALE OF COTTON DESIGN	N276 MM	43885-USA UNITED STATES	TM 24	79389 1152461	03/08/1976 04/28/1981	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/28/2011

BERGDORF GOODMAN	N276 MM	45712-USA UNITED STATES	SM 39	72/269394 845203	04/18/1967 02/27/1968	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/27/2008

BERGDORF GOODMAN	N276 MM	46772-USA UNITED STATES	TM 03, 05, 14, 18, 20, 25	72/269376 866011	04/18/1967 03/11/1969	NM Nevada Trust	REGISTERED	RENEWAL DUE	03/11/2009

BERGDORF GOODMAN	N276 MM	46773-USA UNITED STATES	SM 42	72/4661163 992733	08/20/1973 09/03/1974	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/03/2014

BERGDORF GOODMAN (stylized)	N276 MM	43073 USA UNITED STATES	TM 39	72/028482 674632	04/19/1957 02/24/1959	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/24/2009

BERGDORF GOODMAN (stylized)	N276 MM	43073 USA (01) UNITED STATES	TM/SM 25, 42	74/477798 1902799	01/10/1994 07/04/1995	NM Nevada Trust	REGISTERED	RENEWAL DUE	07/04/2005

BERGDORF MEN	N276 MM	43076-USA UNITED STATES	SM 35	75/203782 2110801	11/25/1996 11/04/1997	NM Nevada Trust	LAPSED 04/16/2004

BIGI	N276 MM	45714-USA UNITED STATES	TM 14, 25	269377 863129	04/18/1967 01/07/1969	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	01/07/2009

CHEF’S CATALOG	N276 MM	46749-USA UNITED STATES	SM 35	75/661211 2316722	03/16/1999 02/08/2000	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	02/08/2006 02/08/2010

CHRISTMAS GLORIES	N276 MM	46725-USA UNITED STATES	SM 42	73/587964 1415381	03/14/1986 10/28/1986	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/28/2006

COMPETITIVE EDGE	N276 MM	46779-USA UNITED STATES	TM 25	73/228965 1194022	08/27/1979 04/20/1982	The Neiman Marcus Group, Inc.	LAPSED 03/26/2002

DEI TRE	N276 MM	46737-USA UNITED STATES	TM 25	75/094095 2073589	04/25/1966 06/24/1997	The Neiman Marcus Group, Inc.	LAPSED 04/10/2003

Design (building with fountain)	N276 MM	45715-USA UNITED STATES	TM 03, 05, 14, 20, 25, 18	272135 866012	05/23/1967 03/11/1969	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	03/11/2009

Design (helmet)	N276 MM	45713-USA UNITED STATES	TM 25	290315 860183	02/05/1968 11/12/1968	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	11/12/2008

Design (M made of parallel lines)	N276 MM	46758-USA UNITED STATES	TM 25	74/150565 1720383	03/25/1991 09/29/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/29/2012

		CPH Docket	Mark	SERIAL
	Client	Your	Type	NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
Design (man eating grapes in circle)	N276 MM	45711-USA UNITED STATES	TM 29	72/239072 834069	02/17/1966 08/22/1967	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	08/22/2007

Design (man eating grapes in circle)	N276 MM	46776-USA UNITED STATES	TM 29, 30	73/256304 1185014	03/31/1980 01/05/1982	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	01/05/2012

Design (walking figures on slanted belt)	N276 MM	46757-USA UNITED STATES	TM 25	73/027822 1084039	07/26/1974 01/31/1978	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DATE	01/31/2008

FAUVE (stylized)	N276 MM	45708-USA UNITED STATES	SM 03	72/150837 747724	07/24/1962 04/02/1963	The Neiman Marcus Group, Inc.	LAPSED 03/24/2003

FIRST CALL	N276 MM	46732-USA UNITED STATES	SM 42	73/578333 1417026	01/21/1986 11/11/1986	NM Nevada Trust	REGISTERED	RENEWAL DUE	11/11/2006

GRAND FINALE	N276 MM	44464-USA UNITED STATES	SM 42	73/769815 1558578	12/16/1988 09/26/1989	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/26/2009

GRAND FINALE and design (in circle with wavy lines)	N276 MM	46712-USA UNITED STATES	SM 42	73/347135 1228792	01/25/1982 02/22/1983	The Neiman Marcus Group, Inc.	LAPSED 02/07/2003

GRAND FINALE and design (in circle with wavy liines)	N276 MM	46713-USA UNITED STATES	TM 16	73/347134 1224237	01/25/1982 01/18/1983	The Neiman Marcus Group, Inc.	LAPSED 01/23/2003

HOLIDAY GLORIES	N276 MM	49567-USA UNITED STATES	SM 35	78/198064 2857879	12/26/2002 06/29/2004	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/29/2010 06/29/2014

HORCHOW	N276 MM	44466-USA UNITED STATES	SM 42	74/099076 1673768	09/21/1990 01/28/1992	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/28/2012

HORCHOW	N276 MM	44466-USA (01) UNITED STATES	TM 25	74/098916 1651562	09/20/1990 07/23/1991	NM Nevada Trust	REGISTERED	RENEWAL DUE	07/23/2011

HORCHOW	N276 MM	44466-USA (02) UNITED STATES	TM 16	74/098906 1656242	09/20/1990 09/10/1991	NM Nevada Trust	LAPSED 09/10/2001

HORCHOW and design (in circle)	N276 MM	46714-USA UNITED STATES	SM 42	73/347133 1249400	01/25/1982 08/23/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/23/2013

HORCHOW and design (in circle)	N276 MM	46715-USA UNITED STATES	TM 16	73/347132 1262784	01/25/1982 01/03/1984	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/03/2014

HORCHOW FINALE	N276 MM	47949-USA UNITED STATES	SM 35	76/390251 2688395	04/03/2002 02/18/2003	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DATE	02/18/2009 02/18/2013

HORCHOW HSTUDIO	N276 MM	43881-USA UNITED STATES	SM 42	74/505050 1891498	03/25/1994 04/25/1995	NM Nevada Trust	LAPSED 05/09/2001

IN CIRCLE ENTRÉE (stylized)	N276 MM	46745-USA UNITED STATES	TM 16	75/606548 2302197	12/16/1998 12/21/1999	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	12/21/2005 12/21/2009

IN CIRCLE IN and design (circle around IN)	N276 MM	46727-USA UNITED STATES	SM 36	73/509882 1337166	11/21/1984 05/21/1985	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	05/21/2005

INCIRCLE	N276 MM	46755-USA UNITED STATES	SM 36	74/166662 1680589	05/15/1991 03/24/1992	The Neiman Marcus Group, Inc.	LAPSED 09/20/2002

		CPH Docket	Mark	SERIAL
	Client	Your	Type	NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
INCIRCLE REWARDS	N276 MM	44810-USA UNITED STATES	SM 35, 36	76/044420 2442806	05/09/2000 04/10/2001	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	04/10/2007 04/10/2011

INGENUITY	N276 MM	44278-USA UNITED STATES	SM 35	76/139148 2616789	10/02/2000 09/10/2002	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	09/10/2008 09/10/2012

LAST CALL	N276 MM	46731-USA UNIED STATES	SM 42	74/311238 1774545	09/04/1992 06/01/1993	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/01/2013

LE BOULEVARD PARIS	N276 MM	43027-USA UNIED STATES	TM 08, 21	76/100520	07/31/2000 ITU	The Neiman Marcus Group, Inc.	ABANDONED 08/24/2001

MAISONETTE	N276 MM/AW	43133-USA UNITED STATES	TM 25	168947 775411	05/15/1963 08/18/1964	The Neiman Marcus Group, Inc.	CANCELLED 01/08/2001

MARCUS	N276 MM	42674-USA UNITED STATES	TM 25	75/465968 2404570	04/10/1998 11/14/2000	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	11/14/2006 11/14/2010

MARCUS	N276 MM	46762-USA UNITED STATES	TM 25	74/150535 1671225	03/25/1991 1671225	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/07/2012

MARIPOSA	N276 MM	46741-USA UNITED STATES	SM 42	75/339782 2164159	08/12/1997 06/09/1998	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/09/2008

MISS BERGDORF	N276 MM	46724-USA UNITED STATES	TM 18, 25	269380 863351	04/18/1967 01/14/1969	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/14/2009

N-M SUPPLY COMPANY	N276 MM	43911-USA UNITED STATES	TM 25	73/2208959 1154962	08/27/1979 05/19/1981	NM Nevada Trust	LAPSED 05/24/2001

N-M’s FRESH MARKET	N276 MM	45699-USA UNITED STATES	SM 42	140602 1098406	09/09/1977 06/01/1978	NM Nevada Trust	ABANDONED 05/11/1999

NEIMAN MARCUS	N276 MM	43026-USA UNITED STATES	TM 30	73/756014 1593195	10/05/1988 04/24/1990	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/24/2010

NEIMAN MARCUS	N276 MM	43682 USA UNITED STATES	SM 36	75/433896 2209260	02/13/1998 12/08/1998	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	12/08/2008

NEIMAN MARCUS	N276 MM	45697-USA UNITED STATES	SM 42	72/377875 934177	12/04/1970 05/16/1972	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/16/2012

NEIMAN MARCUS	N276 MM	51235-USA UNITED STATES	TM/SM 29, 30, 31, 32, 35	78/374184	02/25/2004	NM Nevada Trust	PENDING

NEIMAN MARCUS (stylized)	N276 MM	46761-USA UNITED STATES	TM/SM 25, 42	74/216290 1733202	10/25/1991 11/17/1992	NM Nevada Trust	REGISTERED	RENEWAL DUE	11/17/2012

NEIMAN-MARCUS	N276 MM	43910-USA UNITED STATES	TM 25	73/196302 1154006	12/11/1978 05/12/1981	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/2/2011

NEIMAN-MARCUS (script)	N276 MM	45704-USA UNITED STATES	TM 25	71/664021 601375	04/06/1954 01/25/1955	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/25/2005

NEIMAN-MARCUS (script)	N276 MM	45706-USA UNITED STATES	TM 14	71/666680 601864	05/19/1954 02/08/1955	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/08/2005

NEIMAN-MARCUS (stylized)	N276 MM	45705-USA UNITED STATES	TM 25	71/666681 601723	05/19/1954 02/01/1955	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/01/2005

		CPH Docket	Mark	SERIAL
	Client	Your	Type	NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
NEIMAN-MARCUS YACHT CLUB and design (whale)	N276 MM	46734-USA UNITED STATES	TM 21, 24	73/380855 1281618	08/20/1982 06/12/1984	NM Nevada Trust	LAPSED 06/16/2004

NEIMINTS	N276 MM	46736-USA UNITED STATES	TM 30	75/045582 2080204	01/18/1996 07/15/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	07/15/2007

NEW LEVEL OF BEAUTY	N276 MM	46742-USA UNITED STATES	SM 35	75/834236 2541276	10/28/1999 02/19/2002	The Neiman Marcus Group, Inc.	REGISTERED	Sections 8 & 15 Due RENEWAL DUE	02/19/2008 02/19/2012

NM	N276 MM	46726-USA UNITED STATES	SM 42	73/777452 1558605	01/30/1989 09/26/1989	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/26/2009

NM	N276 MM	46756-USA UNITED STATES	TM 21	74/465575 1867040	12/02/1993 12/13/1994	NM Nevada Trust	LAPSED 12/14/2001

NM	N276 MM	48177-USA UNITED STATES	TM 14	76/415449 2758362	05/30/2002 09/02/2003	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	09/02/2009 09/02/2013

NM and design (in circle)	N276 MM	46768-					DOCKETED 08/13/2001

NM and design (letters in reverse and mirror image)	N276 MM	45716-USA UNITED STATES	TM 18	72/406310 969900	10/29/1971 10/09/1973	NM Nevada Trust	LAPSED 04/10/2003

NM BABY	N276 MM	45244-USA UNITED STATES	TM 24, 25	76/259329 2848030	05/18/2001 06/01/2004	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/01/2010 06/01/2014

NM BUTTERFLY GIFT CARD	N276 MM	50900-					DOCKETED 08/08/2003

NM CLUB and design (in circle with playing card club)	N276 MM	46770-USA UNITED STATES	TM 25	73/344389 1232018	01/04/1982 03/22/1983	NM Nevada Trust	LAPSED 03/26/2003

NM EDITS	N276 MM	46720-USA UNITED STATES	SM 42	73/722662 1516027	04/18/1988 12/06/1988	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/06/2008

NM ESPRESSO BAR	N276 MM	46740-USA UNITED STATES	SM 35	75/329151 2162193	07/23/1997 06/02/1998	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/02/2008

NM EXPRESS CARD	N276 MM	46716-USA UNITED STATES	SM 36	74/694087 1981044	06/26/1995 06/18/1996	NM Nevada Trust	LAPSED 05/31/2002

NM GIFT CARD	N276 MM	46738-USA UNITED STATES	SM 36	75/279273 2137494	04/22/1997 02/17/1998	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/17/2008

NM TO GO (stylized)	N276 MM	46746-USA UNITED STATES	SM 42	75/568610 2289047	10/13/1998 10/26/1999	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	10/26/2005 10/26/2009

ON 5IVE	N276 MM	46754-USA UNITED STATES	SM 42	74/321399 1793077	10/09/1992 09/14/1993	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/14/2013

OPTIMUM SELLING	N276 MM	44272-USA UNITED STATES	TM 35	75/203781 2101646	11/25/1996 09/30/1997	The Neiman Marcus Group, Inc.	LAPSED 10/03/2003

PIGTAILS AND FROGLEGS	N276 MM	46760-USA UNITED STATES	TM 14, 18, 21, 25	74/385178 1875185	04/23/1993 01/24/1995	The Neiman Marcus Group, Inc.	CANCELLED 01/16/2001

PLATINUM PREFERENCE REWARDS	N276 MM	52341-USA UNITED STATES	SM 35	78/420272	05/17/2004	The Neiman Marcus Group, Inc.	PENDING

		CPH Docket	Mark	SERIAL
	Client	Your	Type	NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
PLAZA	N276 MM	46771-USA UNITED STATES	TM 25	73/309336 1232831	05/08/1981 03/29/1983	The Neiman Marcus Group, Inc.	LAPSED 03/21/2003

PLAZA COLLECTIONS	N276 MM	46775-USA UNITED STATES	SM 42	73/263304 1173731	05/23/1980 10/13/1981	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/13/2011

PLAZAPAPERS	N276 MM	46733-USA UNITED STATES	TM 25	73/373101 1239854	07/06/1982 05/24/1983	The Neiman Marcus Group, Inc.	LAPSED 05/30/2003

R ROOM	N276 MM	44088-USA UNITED STATES	SM 42	75/838524	11/03/1999 ITU	The Neiman Marcus Group, Inc.	ABANDONED 03/27/2001

R.S.V.P. (stylized)	N276 MM	45710-USA UNITED STATES	TM 18	72/239168 819689	02/18/1966 12/06/1966	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/06/2006

RED RIVER	N276 MM	45707-USA UNITED STATES	TM 24	72/116948 725408	03/31/1961 12/19/1961	The Neiman Marcus Group, Inc.	LAPSED 12/17/2001

RED RIVER (stylized in the color red)	N276 MM	46778-USA UNITED STATES	TM 25	73/167545 1193657	05/25/1978 04/13/1982	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/13/2012

RED RIVER and design (backwards R and bull head in box)	N276 MM	46735-USA UNITED STATES	TM 29, 30	73/396230 1288052	09/30/1982 07/31/1984	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	07/31/2014

RED RIVER and design (backwards R and bull head in box)	N276 MM	46743-USA UNITED STATES	TM 29, 30, 31 32	75/415889 2209125	01/09/1998 12/08/1998	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/08/2008

RED RIVER and design (backwards R and bull head in box)	N276 MM	46774-USA UNITED STATES	TM 29	73/256306 1208730	03/31/1980 09/14/1982	The Neiman Marcus Group, Inc.	LAPSED 04/22/2002

RED RIVER and design (backwards R and bull head in box)	N276 MM	46777-USA UNITED STATES	TM 25	73/173106 1191732	06/05/1978 03/09/1982	The Neiman Marcus Group, Inc.	LAPSED 03/04/2002

SETTEBELLO	N276 MM	45709-USA UNITED STATES	TM 25	72/168212 765581	05/06/1963 02/25/1964	The Neiman Marcus Group, Inc.	LAPSED 002/26/2004

SGF	N276 MM	46711-USA UNITED STATES	SM 42	73/469716 1314040	03/12/1984 01/08/1985	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	01/08/2005

SILVER KEY CLUB	N276 MM	46728-USA UNITED STATES	SM 42	73/471750 1341641	03/23/1984 06/11/1985	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/11/2005

SILVER KEY SERVICES	N276 MM	4629-USA UNITED STATES	SM 42	73/471809 1345248	03/23/1984 06/25/1985	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/25/2005

SWEET IMITATIONS	N276 MM	46718-USA UNITED STATES	TM 30	73/342762 1926605	12/27/1992 10/10/1995	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/10/2005

SWEET PEPPERS	N276 MM	46753-USA UNITED STATES	TM 30	74/308816 1766092	08/2/1992 04/20/1993	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/20/2013

THE ADDITION	N276 MM	53426-USA UNITED STATES	SM 35	78/510213	11/02/2004	The Neiman Marcus Group, Inc.	PENDING

THE ART OF FASHION	N276 MM	46739-USA UNITED STATES	SM 35	75/377610 2277234	10/22/1997 09/14/1999	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	09/14/2005 09/14/2009

THE BOOK	N276 MM	44829-USA UNITED STATES	SM 35	75/606549 2317384	12/16/1998 02/08/2000	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	02/08/2006 02/08/2010

		CPH Docket	Mark	SERIAL
	Client	Your	Type	NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
THE BOOK	N276 MM	48461-USA UNITED STATES	SM 35	76/417927 2697746	06/05/2002 03/18/2003	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	03/18/2009 03/18/2013

THE BRIDAL GIFTKEEPER	N276 MM	46723-USA UNITED STATES	SM 42	73/529226 1384856	03/28/1985 02/25/1986	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/25/2006

THE BRIEF	N276 MM	46742-USA UNITED STATES	TM 16	75/316288 2185192	06/27/1997 08/25/1998	The Neiman Marcus Group, Inc.	LAPSED 08/30/2004

THE CHEF’S CATALOG	N276 MM	46747-USA UNITED STATES	SM 42	73/206464 1277563	03/08/1979 05/08/1984	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/08/2014

THE COOKERY	N276 MM	45698-USA UNITED STATES	SM 42	72/459299 1003549	06/04/1973 01/28/1975	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	01/28/2005

THE FRESHMARKET	N276 MM	46721-USA UNITED STATES	SM 42	74/225486 1804890	11/24/1991 11/16/1993	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	11/16/2013

THE GALLERIES OF NEIMAN MARCUS	N276 MM	46744-USA UNITED STATES	SM 35	75/402445 2255093	12/06/1997 06/22/1999	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/22/2005 06/22/2009

THE MERMAID BAR	N276 MM	4460-USA UNITED STATES	SM 42	74/225488 1726520	11/26/1991 10/20/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/20/2012

THE NM CAFE	N276 MM	44462-USA UNITED STATES	SM 42	74/212602 1726506	10/11/1991 10/20/1992	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/20/2012

THE ZODIAC	N276 MM	46769-USA UNITED STATES	SM 42	72/355186 1218744	03/18/1982 11/30/1982	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	11/30/2012

TRIFLES	N276 MM	46710-USA UNITED STATES	SM 42	73/769793 1557360	12/16/1988 09/19/1989	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/19/2009

TRIFLES and design	N276 MM	44465-USA UNITED STATES	TM 16	73/154394 1108630	01/06/1978 12/12/1978	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/12/2008

VERY BERGDORF	N276 MM	50600-USA UNITED STATES	SM 35	78/270175 2856065	07/03/2003 06/22/2004	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/22/2010 06/22/2014

Foreign Trademarks

		CPH Docket	Mark
	Client	Your	Type	SERIAL NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
BERGDORF GOODMAN	N276 MM	44461-BEN BENELUX	TM 25	708867 443575	12/23/1987 12/23/1987	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/23/2007

BERGDORF GOODMAN	N276 MM	44461-BEN (01) BENELUX	SM 35, 39	709299 157422	12/23/1985 12/23/1987	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/23/2005

BERGDORF GOODMAN	N276 MM	44461-COL COLOMBIA	TM 35	244452 121107	05/09/1985 04/21/1988	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/20/2013

BERGDORF GOODMAN	N276 MM	44461-ECM EUROPEAN COMMUNITY	TM 03, 14, 18, 21, 25, 28, 29, 30	176628 176628	04/01/1996 02/22/1999	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/01/2006

		CPH Docket	Mark
	Client	Your	Type	SERIAL NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
BERGDORF GOODMAN	N276 MM	44461-FRA FRANCE	TM 03, 14, 18, 25	1387741	02/20/1967 02/20/1967	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	01/05/2007

BERGDORF GOODMAN	N276 MM	44461-GER GERMANY	TM 03, 14, 18, 25	854715	02/15/1967 02/15/1967	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/28/2007

BERGDORF GOODMAN	N276 MM	44461-ITA ITALY	TM 03, 14, 18, 25	10799C/67 780098	03/01/1967 03/01/1967	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	03/01/2007

BERGDORF GOODMAN	N276 MM	44461-JPN JAPAN	TM 20, 24, 25	129598/73 1648446	08/13/1973 01/26/1984	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/26/2014

BERGDORF GOODMAN	N276 MM	44461-PAR PARAGUAY	TM 25	87/915	02/12/1987	NM Nevada Trust	PENDING

BERGDORF GOODMAN	N276 MM	44461-PAR (01) PARAGUAY	TM 28	87/916	02/12/1987	NM Nevada Trust	PENDING

BERGDORF GOODMAN	N276 MM	44461-PAR (02) PARAGUAY	SM 35	87/917	02/12/1987	NM Nevada Trust	PENDING

BERGDORF GOODMAN	N276 MM	44461-PRC CHINA	TM 28	3013771 3013771	11/08/2001 01/28/2003	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/27/2013

BERGDORF GOODMAN (stylized)	N276 MM	43073-CAN CANADA	TM 03, 14, 18, 20, 25	307862 165467	09/22/1967 10/03/1969	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2014

BERGDORF GOODMAN (stylized)	N276MM	43073-CAN (01) CANADA	SM	371945 213031	01/25/1974 04/02/1976	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/02/2006

BERGDORF GOODMAN (stylized)	N276 MM	43073-CAN (02) CANADA	TM	307860 165316	09/22/1967 09/26/1969	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/26/2014

BERGDORF GOODMAN AND DESIGN (building)	N276 MM	46751-AUS AUSTRALIA	TM 25	A279186 A279186	06/12/1974 10/13/1975	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/12/2009

BERGDORF GOODMAN AND DESIGN (building)	N276 MM	46751-ENG UNITED KINGDOM	TM 25	1024846 1024846	02/12/1974 02/12/1974	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/12/2005

Design (helmet)	N276 MM	45713-ENG UNITED KINGDOM	TM 25	987680 987680	02/18/1972 02/18/1972	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/18/2007

Design (M made of parallel lines)	N276 MM	46758-FRA FRANCE	TM 03, 09, 11, 14, 16, 18, 20, 21, 24, 25, 28, 34	1487041	10/31/1968	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/06/2008

GRAND FINALE	N276 MM	44464-CAN CANADA	TM/SM	632619 381151	05/24/1989 03/08/1991	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	03/08/2006

HORCHOW	N276 MM	44466-CAN CANADA	TM	632621 379980	05/24/1989 02/15/1991	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/15/2006

HORCHOW	N276 MM	44466-JPN JAPAN	TM 20	92117/95 4071160	09/08/1995 10/17/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/17/2007

HORCHOW	N276 MM	44466-JPN (01) JAPAN	TM 21	6708/95 4071160	01/30/1995 06/13/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/13/2007

HORCHOW	N276 MM	44466-JPN (02) JAPAN	TM 24	92118/95 3350113	09/08/1995 10/03/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2007

		CPH Docket	Mark
	Client	Your	Type	SERIAL NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
HORCHOW	N276 MM	44466-JPN (03) JAPAN	TM 25	92119/95 3354442	09/08/1995 10/24/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/24/2007

HORCHOW and design (in circle)	N276 MM	46715-CAN CANADA	TM/SM	632607 379978	05/24/1989 02/15/1991	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/15/2006

MISS BERGDORF	N276 MM	44456-AUS AUSTRALIA	TM 25	A281891 A281891	09/19/1974 09/19/1974	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/19/2009

MISS BERGDORF	N276 MM	44456-CAN CANADA	TM 03	380529 212712	11/14/1974 03/12/1976	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	03/12/2006

MISS BERGDORF	N276 MM	44456-ENG UNITED KINGDOM	TM 25	1061201 1061201	04/05/1976 04/05/1976	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/05/2007

N-M IN SQUARE and design	N276 MM	44459-FRA FRANCE	TM 03, 09, 11, 14, 16, 18, 20, 21, 24, 25, 28, 34	71093	08/03/1968 10/31/1968	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/03/2008

N.M.	N276 MM	46750-MON MONACO	TM 03, 05, 21	96-17210	06/27/1966 06/27/1966	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/27/2006

NEIMAN MARCUS	N276 MM	42673-ARG ARGENTINA	SM 35	2091144 1869241	07/10/1997 04/29/2002	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/29/2012

NEIMAN MARCUS	N276 MM	42673-BRA BRAZIL	TM 25.10, 25.20, 25.30	818619490 818619490	06/30/1995 10/14/19997	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/14/2007

NEIMAN MARCUS	N276 MM	42673-CHI CHILE	TM 25	123417 604763	12/16/1988 05/17/1991	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	10/04/2011

NEIMAN MARCUS	N276 MM	42673-ECM EUROPEAN COMMUNITY	TM 03, 14, 18, 21, 25, 28, 29, 30	176560 176560	04/01/1996 11/25/1998	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/01/2006

NEIMAN MARCUS	N276 MM	42673-ENG UNITED KINGDOM	TM 25	1522317 1522317	12/24/1992 11/25/1994	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/24/2009

NEIMAN MARCUS	N276 MM	42673-HKO HONG KONG	SM 42	92/09614 6034/94	04/01/1992 10/14/1994	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/01/2013

NEIMAN MARCUS	N276 MM	42673-JPN JAPAN	TM 03, 06, 08, 10, 14, 18, 21, 25, 26	78627/88 2297503	07/11/1988 01/31/1991	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/31/2011

NEIMAN MARCUS	N276 MM	42673-JPN (01) JAPAN	TM 21	92121/95 4064383	09/08/1995 10/03/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2007

NEIMAN MARCUS	N276 MM	42673 JPN (02) JAPAN	TM 20	92120/95 4071161	09/08/1995 10/17/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/17/2007

NEIMAN MARCUS	N276 MM	42673-JPN (03) JAPAN	TM 24	92122/95 4002773	09/08/1995 05/23/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/23/2007

NEIMAN MARCUS	N276 MM	42673-KOR KOREA	SM 25, 35, 42	98-11 343	03/02/1998 08/25/1999	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	08/25/2009

NEIMAN MARCUS	N276 MM	42673-PER PERU	TM 25	215588 1825	02/04/1993 10/12/1993	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/12/2013

		CPH Docket	Mark
	Client	Your	Type	SERIAL NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
NEIMAN MARCUS	N276 MM	42673-SAU SAUDI ARABIA	TM 25	8631 212/97	03/19/1989 03/19/1989	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/12/2008

NEIMAN MARCUS	N276 MM	42673-TUR TURKEY	TM/SM 25, 35	2000/13063 2000/13063	06/29/2000 06/29/2000	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	06/29/2010

NEIMAN MARCUS	N276 MM	44995-PRC CHINA	TM 25	3280328	08/20/2002	NM Nevada Trust	PENDING

NEIMAN MARCUS	N276 MM	49101-INO INDONESIA	TM 25	0179501821	01/24/2003	NM Nevada Trust	PENDING

NEIMAN-MARCUS	N276 MM	43910-BEN BENELUX	TM 25	708866 443574	12/23/1987 12/23/1987	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/23/2007

NEIMAN-MARCUS	N276 MM	43910-BEN (01) BENELUX	SM 35, 39	709298 157421	12/23/1989 12/23/1987	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/23/2009

NEIMAN-MARCUS	N276 MM	43910-CAN CANADA	TM/SM	353942 191255	06/02/1972 05/25/1973	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/25/2018

NEIMAN-MARCUS	N276 MM	43910-CHI CHILE	SM 35, 39	71103 479530	05/26/1986 12/30/1986	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/12/2007

NEIMAN-MARCUS	N276 MM	43910-INO INDONESIA	TM 03, 14	279988	01/27/1990 09/17/1992	NM Nevada Trust	LAPSED 09/12/2002

NEIMAN-MARCUS	N276 MM	43910-JPN JAPAN	TM 25	120033/72 1166438	08/31/1972 10/27/1975	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/27/2005

NEIMAN-MARCUS	N276 MM	43910-MEX MEXICO	TM 25	205219 328936	08/31/1982 07/14/1987	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/31/2012

NEIMAN-MARCUS	N276 MM	43910-MEX (01) MEXICO	TM 21	295388	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013

NEIMAN-MARCUS	N276 MM	43910-MEX (02) MEXICO	TM 21	295389	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013

NEIMAN-MARCUS	N276 MM	43910-MEX (03) MEXICO	TM 03	295390	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013

NEIMAN-MARCUS	N276 MM	43910-MEX (04) MEXICO	TM 14	295387	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013

NEIMAN-MARCUS	N276 MM	43910-MEX (05) MEXICO	TM 18	295386	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013

NEIMAN-MARCUS	N276 MM	43910-MEX (06) MEXICO	SM 42	150590 230608	08/21/1979 08/21/1979	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/21/2014

NEIMAN-MARCUS	N276 MM	43910-MON MONACO	TM 03, 05, 21	96-17209	06/27/1966 06/27/1966	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/27/2006

NEIMAN-MARCUS (script)	N276 MM	42715-URU URUGUAY	TM 25	191339 179567	01/13/1984 03/21/1985	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	03/21/2005

NEIMAN-MARCUS (stylized)	N276 MM	44463-FRA FRANCE	TM 03, 09, 11, 14, 16, 18, 20, 21, 24, 25, 28, 34	71092	10/31/1968 10/31/1968	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/03/2008

NEIMAN-MARCUS and design (helmet)	N276 MM	44457-AUS AUSTRALIA	TM 25	279185 B279185	06/12/1974 06/12/1974	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/12/2009

		CPH Docket	Mark
	Client	Your	Type	SERIAL NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
NEIMAN-MARCUS and design (helmet)	N276 MM	44457-HKO HONG KONG	TM 25	2119/79 69/81	09/24/1979 09/24/1979	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/24/2014

NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (01) JAPAN	TM 18, 21, 25, 26	86432/79 1607515	11/14/1979 07/28/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	0728/2013

NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (01) JAPAN	TM 04	14915/79 1618015	03/05/1979 09/29/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/29/2013

NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (02) JAPAN	TM 24	86434/79 1758188	11/14/1979 04/03/1985	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/03/2005

NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (03) JAPAN	TM 25	31809/73 1194625	02/21/1973 04/12/1976	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/12/2006

NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (04) JAPAN	TM 09, 14	86433/79 1586076	11/14/1979 05/26/1983	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	05/26/2013

NM DIRECT	N276 MM	46766-MEX MEXICO	SM 42	189493 500754	08/15/1994 08/11/1995	NM Nevada Trust	LAPSED 03/26/2003

NM NEIMAN MARCUS	N276 MM	46752-JPN JAPAN	TM 20	92124/95 4071162	09/08/1995 10/17/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/17/2007

NM NEIMAN MARCUS	N276 MM	46752-JPN (01) JAPAN	TM 21	92125/95 4064384	09/08/1995 10/03/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2007

NM NEIMAN MARCUS	N276 MM	46752-UPN (02) JAPAN	TM 24	92126/95 4002774	09/08/1995 05/23/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/23/2007

NM NEIMAN MARCUS	N276 MM	46752-JPN (03) JAPAN	TM 25	92127/95 4009125	09/08/1995 06/06/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/06/2007

PASTILLE	N276 MM	46767-MEX MEXICO	TM 25	163055 436573	03/16/1993 06/29/1993	The Neiman Marcus Group, Inc.	LAPSED 02/26/2003

PASTILLE	N276 MM	46767-MEX (01) MEXICO	SM 42	163056 437051	03/16/1993 07/08/1993	The Neiman Marcus Group, Inc.	LAPSED 10/10/2002

PASTILLE	N276 MM	46767-PRI PUERTO RICO	TM 25	8044 8044	10/13/1992 10/13/1992	NM Nevada Trust	LAPSED 10/10/2002

PASTILLE	N276 MM	46767-PRI PUERTO RICO	SM 42	7967 7967	10/13/1992 10/13/1992	The Neiman Marcus Group, Inc.	LAPSED 10/10/2002

RED RIVER and design (backwards R and bull head in box)	N276 MM	46743-JPN JAPAN	TM 30	179891/97 4258331	11/27/1997 04/02/1999	The Neiman Marcus Group, Inc.	REGISTERED	REGISTERED	04/02/2009

RED RIVER and design (backwards R and bull head in box)	N276 MM	46735-JPN(01) JAPAN	TM 29	92123/95 4034705	09/08/1995 07/25/1997	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	07/25/2007

ROBERTO VIANNI	N276 MM	46764-ITA ITALY	TM 25	M192C006062 64939	08/31/1992 05/05/1995	The Neiman Marcus Group, Inc.	LAPSED 05/31/2002

SGF	N276 MM	46711-CAN CANADA	SM	632618 379979	0524/1989 02/15/1991	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/15/2006

TRIFLES	N276 MM	49710-CAN CANADA	TM/SM	632620 380755	05/24/1989 03/01/1991	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	03/01/2006

CAFE VIENNA	N276 MM	46765-NY NEW YORK	SM 42	S-12667	07/15/1991 08/13/1991	The Neiman Marcus Group, Inc.	LAPSED 08/24/2001

		CPH Docket	Mark
	Client	Your	Type	SERIAL NO.	FILED	Owner/		SCHEDULED
MARK	Attys	Reference	Class	REG. NO.	ISSUED	Registrant	STATUS	ACTIONS
ON 5IVE CAFÉ	N276 MM	49680-NY NEW YORK	SM 42	S-13375	01/21/1993 01/22/1993	The Neiman Marcus Group, Inc.	LAPSED 02/13/2003

ON 5IVE CAFÉ	N276 MM	49748-NY NEW YORK	TM 42	S-18253	02/11/2003	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/11/2013

THE ROTUNDA	N276 MM	46763-CA CALIFORNIA	SM 42	40588	06/19/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/19/2012

Copyrights

			Regisration	Effective Date Of
Author	Copyright Description	NMG Id	No.	Registration
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jeweled Tiger	NM 20001	VA 1-172-404	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Tiger Print	NM20002	VA 1-172-405	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Crystal Turtle	NM20003	VA 1-172-407	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Mahogany Egg	NM20004	VA 1-172-406	1/21/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Scallops	NM2006	VA 1-172-409	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jungle Harlequin	NM20008	VA 1-172-408	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jungle Florentine	NM20009	VA 1-172-440	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Jeweled Egg	NM20010	VA 1-172-439	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Jeweled Egg	NM20011	VA 1-172-438	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Jeweled Egg	NM20012	VA 1-172-437	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Small Golden Finial	NM20016	VA 1-172-412	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Large Plum Finial	NM20018	VA 1-172-410	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Large Topaz Finial	NM20019	VA 1-172-395	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Large Red Finial	NM20020	VA 1-172-394	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Bejeweled Butterfly	NM20021	VA 1-172-431	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Salamander Egg	NM20024	VA 1-172-430	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Dragon Fly Egg	NM20025	VA 1-172-435	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Starburst Heart	NM20026	VA 1-172-434	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jeweled Heart	NM20027	VA 1-172-433	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Ball	NM20028	VA 1-172-432	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Crystal Ball	NM20029	VA 1-172-445	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Ball	NM20030	VA 1-172-444	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Gold Moons/Stars	NM20033	VA 1-172-443	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Daisy	NM20034	VA 1-172-442	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Daisy	NM20035	VA 1-172-441	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Swirls	NM20036	VA 1-172-416	1/31/2003

			Regisration	Effective Date Of
Author	Copyright Description	NMG Id	No.	Registration
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Swirls	NM20037	VA 1-172-415	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Glass Heart	NM20038	VA 1-172-414	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Jeweled Ball	NM20039	VA 1-172-413	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jeweled Gift	NM20040	VA 1-172-436	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Bow Egg	NM20041	VA 1-172-398	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Scallop	NM20042	VA 1-172-397	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Phoenix Egg	NM20043	VA 1-172-396	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Scroll Egg	NM20045	VA 1-172-425	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Lattice Heart	NM20046	VA 1-172-424	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Frog Egg	NM20047	VA 1-172-423	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Frog Egg	NM20048	VA 1-172-417	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Turtle Egg	NM20049	VA 1-172-402	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Turtle Egg	NM20050	VA 1-172-401	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Butterfly Egg	NM20051	VA 1-172-400	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Butterfly Egg	NM20052	VA 1-172-399	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Florentine Star	NM20053	VA 1-172-422	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Baby’s First	NM20054	VA 1-172-421	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Florentine Egg	NM20056	VA 1-172-420	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Purple Moons/Stars	NM20057	VA 1-172-419	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Moon/Stars	NM20058	VA 1-172-418	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Salamander Egg	NM20059	VA 1-172-429	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Dark Amber/Florentine	NM20060	VA 1-172-428	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Florentine Star	NM20061	VA 1-172-427	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Daisy	NM20062	VA 1-172-426	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Scroll Egg	NM20066	VA 1-172-403	1/31/2003

EXHIBIT E
(See Article II and Section 3.12 of Agreement)

COMMERCIAL TORT CLAIMS

1.             The Neiman Marcus Group, Inc., Bergdorf Goodman, Inc., and NM Nevada Trust, are Plaintiffs in a civil litigation filed against Manila Industries, Inc. and Munish Krishan. The case is presently pending in the United States District Court, Central District of California (Case No. 2:05-CV-04781-JSL-MANx). The Complaint seeks statutory damages, actual damages and attorneys’ fees in excess of $1 million, as well as permanent injunctive relief.

E-1

EXHIBIT F
(See Section 3.11 of Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT
PROPERTY

Grantor	Interest Issued	Record and Beneficial Owner	Percentage

Newton Acquisition Merger Sub, Inc.	900 shares of Common Stock $0.01 par value	Newton Acquisition, Inc.	100%

The Neiman Marcus Group, Inc.	900 shares of Common Stock $0.01 par value (3)	Newton Acquisition, Inc. (3)	100%

Bergdorf Goodman, Inc.	1,000 shares of Common Stock $1.00 par value	Neiman Marcus Holdings, Inc.	100%

Bergdorf Graphics, Inc.	1,000 shares of Common Stock $0.01 par value	Bergdorf Goodman, Inc.	100%

BergdorfGoodman. com, LLC	Membership interests	The Neiman Marcus Group, Inc.	100%

Neiman Marcus Holdings, Inc.	100 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%

Neiman Marcus Special Events, Inc.	10 shares of Common Stock No par value	The Neiman Marcus Group, Inc.	100%

NEMA Beverage Corporation	100 shares of Common Stock $1.00 par value	NEMA Beverage Holding Corporation	100%

NEMA Beverage Holding Corporation	100 shares of Common Stock $1.00 par value	NEMA Beverage Parent Corporation	100%

NEMA Beverage Parent Corporation	100 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%

(3) As of October 6, 2005.

NM Financial Services, Inc.	10 shares of Common Stock No par value	The Neiman Marcus Group, Inc.	100%

NM Nevada Trust	100 shares No par value	1. The Neiman Marcus Group, Inc. 2. Bergdorf Goodman, Inc.	1. 90 2. 10	% %

NMGP, LLC	Membership interests	The Neiman Marcus Group, Inc.	100%

NM Kitchens, Inc.	10 shares of Common Stock No par value	The Neiman Marcus Group, Inc.	100%

Worth Avenue Leasing Company	10 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%

Neiman Marcus Funding Corp.	10 shares of Common Stock no par value	The Neiman Marcus Group, Inc.	100%

Quality Call Care Solutions Inc.	1 share of Common Stock no par value	The Neiman Marcus Group, Inc.	65%

Securities Investment Accounts

Securities Intermediary	Address	Fund Family	Account #
Total Tax-Exempt

JP Morgan Chase Bank	Mail Code TX1-2421 1717 Main Street, LL1 Dallas, TX 75201	Fidelity Institutional Tax Exempt Class I (Fund #56)	6211-8298

Wells Fargo Bank N.A.	MAC T5303-028 1445 Ross Avenue 2nd Floor Dallas, TX 75202	Federated Municipal Obligations Fund	841096 ffc 12713798

Securities Intermediary	Address	Fund Family	Account #
Union Bank of California	475 Sansome Street 15th Fl. San Francisco, CA 94111	Blackrock MuniCash (Fund #48)	6731012500

Taxable

JP Morgan Chase Bank	Mail Code TX1-2421 1717 Main Street, LL1 Dallas, TX 75201	JPM Prime Money Market Capital (Fund #3605)	6211-8298

EXHIBIT G
(See Sections 3.1 and 3.9 of Agreement)

OFFICES IN WHICH FINANCING STATEMENTS
(AND, FOR INTELLECTUAL PROPERTY FILINGS, SECURITY AGREEMENTS) HAVE
BEEN FILED

UCC Filings and Filing Offices

Jurisdiction	Grantor

New York	Bergdorf Goodman, Inc. Bergdorf Graphics, Inc.

Delaware	Newton Acquisition, Inc. Newton Acquisition Merger Sub, Inc. BergdorfGoodman.com, LLC Neiman Marcus Special Events, Inc. NM Financial Services, Inc. NM Kitchens, Inc. The Neiman Marcus Group, Inc.

California	Neiman Marcus Holdings, Inc.

Texas	NEMA Beverage Corporation NEMA Beverage Holding Corporation NEMA Beverage Parent Corporation

Massachusetts	NM Nevada Trust

Virginia	NMGP, LLC

Florida	Worth Avenue Leasing Company

Intellectual Property Filings and Filing Offices

Jurisdiction	Grantor

Unites States Patent and Trademark Office	The Neiman Marcus Group, Inc. NM Nevada Trust

United States Copyright Office	The Neiman Marcus Group, Inc.

G-1

EXHIBIT H
(See Section 4.3 of Agreement)

AMENDMENT

This Amendment, dated                               ,        is delivered pursuant to Section 4.3 of the Agreement as defined below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security and Intercreidtor Agreement, dated October 6, 2005, between the undersigned, as the Grantors, and Credit Suisse, as the Agent, (the “Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Agreement and shall secure all Obligations referred to in said Agreement.

By:
Name:
Title:

10

SCHEDULE I TO AMENDMENT

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

11

COMMERCIAL TORT CLAIMS

Description of Claim	Parties	Case Number; Name of Court where Case was Filed

12

EXHIBIT I

Form of Perfection Certificate

I-1

EXHIBIT J

Subsidiary Parties

Bergdorf Goodman, Inc.

Bergdorf Graphics, Inc.

BergdorfGoodman.com, LLC

Neiman Marcus Holdings, Inc.

Neiman Marcus Special Events, Inc.

NEMA Beverage Corporation

NEMA Beverage Holding Corporation

NEMA Beverage Parent Corporation

NM Financial Services, Inc.

NMGP, LLC

NM Kitchens, Inc.

Worth Avenue Leasing Company

EXHIBIT K

SUPPLEMENT NO. [•] dated as of [•] (this “Supplement”), to the Pledge and Security and Intercreditor Agreement dated as of October 6, 2005 (the “Agreement”), among Newton Acquisition, Inc., a Delaware corporation (the “Holdings”), Newton Acquisition Merger Sub, Inc,, a Delaware corporation (“Merger Sub” and, prior to the Merger, the “Borrower”), The Neiman Marcus Group, Inc., a Delaware corporation (“Neiman Marcus” and, after the Merger, the “Borrower”), each Subsidiary of the Borrower party from time to time thereto (each such subsidiary individually a “Subsidiary Party” and collectively, the “Subsidiary Parties”; the Subsidiary Parties, Holdings and the Borrower are referred to collectively herein as the “Grantors”), and Credit Suisse, as administrative agent and collateral agent for the Secured Parties (the “Agent”).

A.    Reference is hereby made to (a) the Credit Agreement dated as of October 6, 2005 providing for a term loan facility in an aggregate principal amount of $1,975,000,000 (as amended, restated supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), among Holdings, the Borrower, the Subsidiary Parties and Credit Suisse, as administrative agent and collateral agent, and (b) the Indenture dated as of May 27, 1998 (as amended, restated supplemented or otherwise modified from time to time, the “Existing Notes Indenture”), between Neiman Marcus and The Bank of New York, as trustee (in such capacity, the “Existing Notes Trustee”), pursuant to which the Borrower’s 7.125% Debentures due 2028 in an initial aggregate principal amount of $125,000,000 (the “2028 Debentures”) and the Borrower’s 6.65% Senior Notes due 2008 in an aggregate principal amount of $125,000,000 (the “2008 Notes”) were issued.

B.    Pursuant to the Term Loan Credit Agreement, the Grantors entered into the Agreement in order to induce the Lenders to enter into and extend credit to the Borrower under the Term Loan Credit Agreement and to secure the Term Loan Obligations.

C.    Pursuant to the Existing Notes Indenture, the Borrower may not secure the Term Loan Obligations unless the Borrower shall have made effective provision to secure the 2028 Debentures and the 2008 Notes equally and ratably with the Term Loan Obligations for as long as such obligations are secured by any Existing Notes Designated Collateral.

E.     Capitalized term used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Credit Agreement and the Agreement.

F.     Section 11.14 of the Agreement and Section 5.11 of the Term Loan Credit Agreement provide that additional Domestic Subsidiaries of the Borrower may become Subsidiary Parties under the Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Term Loan/Note Documents to become a Subsidiary Party under the Agreement.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 11.14 of the Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Grantor under the Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” in the Agreement shall be deemed to include the New Subsidiary. The Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Collateral of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Patents, Trademarks and Copyrights of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

2

SECTION 5.   Except as expressly supplemented hereby, the Pledge and Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 11.1 of the Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

3

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

by

Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

CREDIT SUISSE, CAYMAN ISLANDS
BRANCH, as Agent

by

Name:
Title:

4

Schedule I

to the Supplement No   to the

 Pledge and Security Agreement

LOCATION OF COLLATERAL

Description	Location

Schedule II

to the Supplement No   to the

Pledge and Security Agreement

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT
PROPERTY

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

2

Schedule III

to the Supplement No   to the

 Pledge and Security Agreement

INTELLECTUAL PROPERTY RIGHTS

PATENT REGISTRATIONS

Patent Description	Patent Number	Issue Date

PATENT APPLICATIONS

Patent Application	Application Filing Date	Application Serial Number

TRADEMARK REGISTRATIONS

Trademark	Registration Date	Registration Number

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number

COPYRIGHT REGISTRATIONS

Copyright	Registration Date	Registration Number

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number